EXECUTION VERSION

INVESTMENT AGREEMENT

by and between

ACACIA RESEARCH CORPORATION

and

VERITONE, INC.

Dated as of August 15, 2016

31495628.5
DOCSOC/1772089v2/101022-0141

INVESTMENT AGREEMENT

This INVESTMENT AGREEMENT, dated as of August 15, 2016 (this "*Agreement*"), is entered into by and between Acacia Research Corporation, a Delaware corporation ("*Acacia*"), and Veritone, Inc., a Delaware corporation (the "*Company*" and, together with Acacia, collectively, the "*Parties*" and each, a "*Party*").

WITNESSETH

WHEREAS, the Parties wish to (a) cooperate in efforts to facilitate the consummation of a Public Offering by the Company, and (b) provide for the investment by Acacia in the Company of an aggregate of up to Fifty Million Dollars ($50,000,000), in the case of clause (a) and (b), upon the terms and subject to the conditions set forth in this Agreement and the Primary Warrant (as defined below);

WHEREAS, concurrently with the execution and delivery of this Agreement, Acacia has extended to the Company a senior secured loan with available borrowing capacity of up to Twenty Million Dollars ($20,000,000) in aggregate principal amount (the "*Acacia Loan*") pursuant to a Secured Promissory Note, in the form attached as Exhibit A and dated as of the date hereof (the "*Secured Promissory Note*"), issued by the Company to Acacia, and has funded the First Tranche Loan (as defined therein) in the principal amount of Ten Million Dollars ($10,000,000);

WHEREAS, in connection with the extension of the Acacia Loan and the funding of the First Tranche Loan by Acacia to the Company, concurrently with the execution and delivery of this Agreement, the Company has issued to Acacia a certain common stock purchase warrant, in the form attached as Exhibit B and dated as of the date hereof (the "*First Tranche Warrant A*"), in respect of an initial Warrant Amount (as defined therein) of Seven Hundred Thousand Dollars ($700,000), exercisable for the exercise price and upon the terms and subject to the conditions set forth in the First Tranche Warrant A;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company has issued to Acacia that certain primary common stock purchase warrant in respect of shares of common stock, par value $0.001 per share, of the Company (the "*Common Stock*"), in the form attached as Exhibit C and dated as of the date hereof (the "*Primary Warrant*"), exercisable for the exercise price and upon the terms and subject to the conditions set forth in the Primary Warrant;

WHEREAS, prior to or concurrently with the execution and delivery of this Agreement, the certificate of incorporation of the Company has been amended by that certain Amended and Restated Certificate of Incorporation of Veritone, Inc. filed with the Secretary of State of the State of Delaware on August 15, 2016 (the "*Restated Certificate*"), pursuant to which certain rights of the holders of shares of Company Preferred Stock have been suspended during the period commencing on the date hereof and ending on August 15, 2018;

WHEREAS, Company Stockholders holding in the aggregate shares representing at least (i) a majority of the issued and outstanding shares of Common Stock, (ii) 65% of the issued and

outstanding shares of Series A Preferred Stock, and (iii) 67% of the issued and outstanding shares of Series B Preferred Stock have approved the transactions contemplated by this Agreement (the "*Company Stockholder Approval*") and have waived certain rights available to the Company Stockholders under the Series B Preferred Stock Agreements; and

WHEREAS, the Board of Directors of the Company has determined that, as of the date of this Agreement, it is in the best interests of the Company and its stockholders to prepare for, and, if market conditions are appropriate, embark upon a Public Offering of the Common Stock, and has authorized the officers and employees of the Company to take appropriate actions in furtherance of such preparations.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE 1.
DEFINITIONS; INTERPRETATION

Section 1.1 Certain Definitions. Unless the context otherwise requires, the following terms, when used in this Agreement, will have the respective meanings given to them below:

"*10% Warrant*" will have the meaning ascribed to it in the Primary Warrant.

"*Acacia*" will have the meaning set forth in the preamble hereof.

"*Acacia Loan*" will have the meaning set forth in the recitals hereto.

"*Action*" will mean any demand, action, claim, charge, grievance, complaint, arbitration, mediation, proceeding, inquiry, review, audit, hearing, investigation, litigation, suit or countersuit of any nature, whether civil, criminal, administrative, investigative, regulatory or informal, commenced, brought or heard by or before any Governmental Authority.

"*Affiliate*" will mean, when used with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise.

"*Agreement*" will have the meaning set forth in the preamble hereof.

"*Audited Balance Sheet*" will have the meaning set forth in Section 4.5(a)(i).

"*Audited Financial Statements*" will have the meaning set forth in Section 4.5(a)(i).

"*Business*" will mean the business and operations of the Company and its Subsidiaries, taken as a whole, as conducted as of the date hereof.

"*Business Day*" will mean any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by Law to be closed in New York or California.

"*Closing*" will have the meaning set forth in Section 2.1.

"*Closing Date*" will have the meaning set forth in Section 2.1.

"*Common Stock*" will have the meaning set forth in the recitals hereto.

"*Company*" will have the meaning set forth in the preamble hereof.

"*Company Equity Interests*" will have the meaning set forth in Section 4.4(b).

"*Company Material Adverse Effect*" will mean any effect, change or circumstance, individually or in the aggregate, that is, or would reasonably be expected to be, materially adverse to (x) the Company and its Subsidiaries, taken as a whole, the Business or the financial condition or results of operations of the Business, including without limitation the termination, whether voluntary or involuntary, of Chad Steelberg's service to the Company as an officer, director or other service provider, or (y) the ability of the Company to consummate the Transactions and to perform its obligations under this Agreement and the Transaction Agreements; provided, however, that none of the following will be deemed to constitute, and none of the following will be taken into account in determining whether there has occurred, a Company Material Adverse Effect: any adverse effect, change or circumstance, individually or in the aggregate, arising from or relating to (i) general business or economic conditions, including any such conditions as they relate to the Company, and matters generally affecting the industries in which the Company operates, (ii) national or international political or social conditions, including the engagement by the U.S. in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the U.S., or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the U.S., (iii) financial, banking or securities markets, (iv) changes in GAAP, (v) changes in any Laws, (vi) the negotiation or execution of this Agreement or any of the Transaction Agreements, any actions that are required to be taken by this Agreement or the Transaction Agreements or the pendency or announcement of the Transactions (except that this clause (vi) will be disregarded for purposes of clause (y) above); provided, that, in the case of clauses (i), (ii), (iii), (iv) and (v), such effects, changes or circumstances will be taken into account in determining whether a Company Material Adverse Effect exists or would reasonably be expected to exist, but only if the Company and its Subsidiaries are disproportionately affected thereby compared to other operators in the industries in which the Business operates.

"*Company Stock Plan*" will mean the Veritone, Inc. 2014 Stock Option/Stock Issuance Plan, as amended.

"*Company Stockholder Approval*" will have the meaning set forth in the recitals hereof.

"*Confidentiality Agreement*" will mean the Non-Disclosure Agreement by and between Acacia and the Company, dated as of March 30, 2016, as it may be amended from time to time.

"*Contract*" will mean any written or oral agreement, arrangement, sale order, purchase order, commitment, contract, indenture, mortgage, note, bond, instrument, evidence of indebtedness, real estate or other lease, license, memorandum of understanding, letter of intent, undertaking, or other document in effect as of the date hereof to which any Person is a party or that is binding on any Person or its capital stock, assets or business, in each case, including all amendments, modifications and supplements thereto and waivers and consents thereunder as of the date hereof.

"*Encumbrances*" will mean all liens (statutory or otherwise), security interests, hypothecations, easements, pledges, bailments (in the nature of a pledge or for purposes of security), mortgages, deeds of trusts, charges (including any conditional sale or other title retention agreement or lease in the nature thereof), options, encumbrances or other similar restrictions.

"*Financial Statements*" will have the meaning set forth in Section 4.5(a)(ii).

"*First Tranche Warrant A*" will have the meaning set forth in the recitals hereto.

"*First Tranche Warrant B*" will have the meaning ascribed to it in the Secured Promissory Note.

"*Fully Diluted Basis*" shall mean the total number of shares of Common Stock issued and outstanding as of the applicable date, calculated to include conversion of all issued and outstanding securities then convertible into Common Stock and the exercise of all then outstanding options and warrants to purchase shares of Common Stock, based upon the treasury stock method.

"*GAAP*" will mean United States generally accepted accounting principles.

"*Governmental Authority*" will mean any foreign, federal, state or local court, administrative agency, official board, bureau, governmental or quasi-governmental entities having competent jurisdiction over Acacia, the Company or any of their respective Subsidiaries, and any other tribunal or commission or other governmental department, authority or instrumentality or any subdivision, agency, mediator, commission or authority of competent jurisdiction.

"*HSR Act*" will mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

"*Interim Balance Sheet*" will have the meaning set forth in Section 4.5(a)(ii).

"*Investment*" will have the meaning set forth in Section 2.1.

"*Investor Rights Agreement*" will mean that certain Investor Rights Agreement, dated as of July 15, 2014, by and among the Company and certain stockholders.

"*Knowledge*" will mean, with respect to the Company and its Subsidiaries, the actual knowledge of Chad Steelberg, John Markovich and Mydung Tran Nachman.

"*Law*" will mean any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation, agency requirement, or treaty of any Governmental Authority.

"*Liability*" or "*Liabilities*" will mean all debts, liabilities, obligations, losses, interest and penalties of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising.

"*License*" will mean any license, authorization, permit, certificate, variance, exemption, consent, franchise or approval from any Governmental Authority, domestic or foreign.

"*Maturity Date*" will have the meaning ascribed to it in the Secured Promissory Note.

"*Order*" will mean any decision or award, decree, injunction, judgment, order, quasi judicial decision or award, settlement, ruling, restriction, charge or writ of any Governmental Authority, whether temporary, preliminary or permanent.

"*Party*" and "*Parties*" will have the meanings set forth in the preamble hereof.

"*Person*" or "*person*" will mean a natural person, corporation, company, joint venture, individual business trust, trust association, partnership, limited partnership, limited liability company or other entity, including a Governmental Authority.

"*Primary Warrant*" will have the meaning set forth in the recitals hereto.

"*Public Offering*" will have the meaning ascribed to it in the Secured Promissory Note.

"*Public Trading Market*" will mean the Nasdaq Capital Market or any other nationally recognized U.S. securities exchange.

"*Registration Statement*" will have the meaning set forth in Section 5.3(a).

"*Related Parties*" will mean, with respect to any Person, such Person's present, former and future Representatives and each of their respective heirs, executors, successors and assigns.

"*Representative*" will mean, with respect to any Person, any of such Person's directors, managers or persons acting in a similar capacity with such Person's approval on its behalf, officers, employees, agents, consultants, financial and other advisors, accountants, attorneys and other representatives.

"*Restated Certificate*" will have the meaning set forth in the recitals hereto.

"*Restricted Share*" will mean each share of Common Stock granted under the Company Stock Plan that is then subject to vesting, repurchase rights by the Company or other restrictions.

"*SEC*" will mean the U.S. Securities and Exchange Commission.

"*Second Tranche Warrant*" will have the meaning ascribed to it in the Secured Promissory Note.

"*Secured Promissory Note*" will have the meaning set forth in the recitals hereto.

"*Securities*" will have the meaning set forth in Section 3.4.

"*Securities Act*" will mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"*Security Agreement*" will have the meaning ascribed to it in the Secured Promissory Note.

"*Series A Preferred Stock*" will mean the Series A Preferred Stock of the Company, par value $0.001 per share.

"*Series B Preferred Stock*" will mean the Series B Preferred Stock of the Company, par value $0.001 per share.

"*Series B Preferred Stock Agreements*" will mean (i) the Investor Rights Agreement, dated as of July 15, 2014, as amended, by and among the Company and certain of its existing stockholders and other Persons party thereto (the "*IRA*"), (ii) the Voting Agreement, dated as of July 15, 2014, as amended, by and among the Company and certain of its stockholders and (iii) the Right of First Refusal and Offer and Co-Sale Agreement, dated as of July 15, 2014, by and among the Company and certain of its stockholders and other Persons party thereto.

"*Stock Option*" will mean an option to purchase shares of Common Stock granted under the Company Stock Plan.

"*Subsidiary*" will mean, with respect to any Person, a corporation, partnership, association, limited liability company, trust or other form of legal entity in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, has either (i) a majority ownership in (A) the equity or (B) the interest in the capital or profits thereof, (ii) the power to elect, or to direct the election of, a majority of the board of directors or other analogous governing body of such entity, or (iii) the title or function of general partner or manager, or the right to designate the Person having such title or function.

"*Transaction Agreements*" will mean, collectively, this Agreement, the Secured Promissory Note, the Security Agreement (as defined in the Secured Promissory Note), the First Tranche Warrant A, the First Tranche Warrant B and Second Tranche Warrant (each as defined in the Secured Promissory Note, and in the form attached thereto), the Primary Warrant, and the

10% Warrant (as defined in the Primary Warrant and in the form attached thereto) and the Voting Agreement (as defined in the Primary Warrant).

"*Transactions*" will mean, collectively, the Investment and the other transactions contemplated by this Agreement and the other Transaction Agreements.

"*Voting Agreement*" will have the meaning ascribed to it in the Primary Warrant.

ARTICLE 2.
THE INVESTMENT

Section 2.1 The Closing of the Investment. Unless this Agreement has been terminated or has terminated pursuant to ARTICLE 7. , in the event that Acacia or the Company, as the case may be, is entitled to elect, and elects, in accordance with Sections 2 and 3(a) of the Primary Warrant, the Exercise (as defined in the Primary Warrant) by Acacia of the Primary Warrant, and Acacia is required to Exercise the Primary Warrant in accordance with Sections 2 and 3(a) thereof (such Exercise, the "*Investment*"), and provided the Exercise by Acacia is for the full amount of the Primary Warrant, the closing of such Exercise (the "*Closing*") will take place at 10:00 a.m., New York time, on a date to be specified by the Parties, which will be no later than the fifteenth (15th) Business Day after the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in ARTICLE 6 (other than those conditions that by their nature cannot be satisfied prior to the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) (the "*Closing Date*"), at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, unless another date or place is agreed to in writing by the Parties.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF ACACIA

Acacia hereby represents and warrants to the Company as follows:

Section 3.1 Due Organization, Good Standing, Corporate Power and Subsidiaries. Acacia is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Acacia has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted. Acacia is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which the property owned, leased or operated or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so qualified or licensed or to be in good standing has not had or would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, property or financial condition of Acacia and its Subsidiaries, taken as a whole.

Section 3.2 Authorization and Validity of Agreement. Acacia has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Agreements, to perform its obligations hereunder and thereunder, and to consummate the

Transactions. The execution, delivery and performance of this Agreement and the other Transaction Agreements by Acacia and the consummation by Acacia of the Transactions, have been duly and validly authorized and unanimously approved by the Board of Directors of Acacia, and no other corporate or other action on the part of Acacia or its Board of Directors or stockholders is necessary to authorize the execution, delivery and performance of this Agreement and the other Transaction Agreements or the consummation of the Transactions. This Agreement and the other Transaction Agreements have been (or will be, at the time of their execution) duly and validly executed and delivered by Acacia and, assuming due and valid authorization, execution and delivery hereof and thereof by the Company, each is (or will be, at the time of its execution) a valid and binding obligation of Acacia and enforceable against Acacia in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereinafter in effect, affecting the enforcement of creditors' rights generally and by general equitable principles.

Section 3.3 Corporate Authority Relative to this Agreement; No Violation. Assuming the filings required under the HSR Act (if applicable) are made and the waiting periods thereunder (if applicable) have been terminated or expired, the execution and delivery of this Agreement and the other Transaction Agreements by Acacia and the consummation by Acacia of the Transactions, do not and will not (w) conflict with or result in a breach of any provision of its certificate of incorporation or bylaws, (x) violate or conflict in any material respect with any Law or Order of any Governmental Authority applicable to Acacia or by which any of the assets or properties of Acacia may be bound, (y) require any filing with, or License, consent or approval of, or the giving of any notice to, any Governmental Authority, the failure of which to file or receive would be material, or (z) result in a material violation or breach of, constitute (with or without due notice or lapse of time or both) a material default under, or give rise to any right of termination, cancellation or acceleration, or result in the creation of any material Encumbrance upon any of the properties or assets of Acacia or any of its Subsidiaries or give rise to any material obligation, right of termination, cancellation, acceleration or increase of any material obligation or a loss of a material benefit under, any of the terms, conditions or provisions of any Contract material to Acacia and its Subsidiaries, taken as a whole.

Section 3.4 Purchase Entirely for Own Account. This Agreement is made with Acacia in reliance upon Acacia's representation to the Company, which by Acacia's execution of this Agreement Acacia hereby confirms, that each of the Secured Promissory Note, the First Tranche Warrant A, the Primary Warrant, the First Tranche Warrant B, the Second Tranche Warrant, the 10% Warrant, and the securities of the Company for which the foregoing are or will be exercisable or convertible (collectively, the "*Securities*") will be acquired for investment for Acacia's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, except as expressly contemplated by this Agreement.

Section 3.5 Reliance upon Acacia's Representations. Acacia understands that the Securities are not, and will not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of the Securities hereunder are and will be

exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof, and that reliance on such exemption is predicated on Acacia's representations set forth herein.

Section 3.6 Disclosure of Information. Acacia believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Acacia has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the Company's business, properties, prospects and financial condition and to obtain additional information necessary to verify the accuracy of any information furnished to Acacia or to which Acacia had access.

Section 3.7 Investment Experience; Economic Risk. Acacia understands that the Company has a limited financial and operating history and that an investment in the Company involves substantial risks. Acacia represents to the Company that Acacia is an "accredited investor" (within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act), is experienced in evaluating and investing in private placement transactions of securities, and Acacia represents and acknowledges it is able to fend for itself. Acacia has such knowledge and experience in financial and business matters that Acacia is capable of evaluating the merits and risks of investment in the Securities, including the Investment. Acacia can bear the economic risk of investment in the Securities, including the Investment, and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment. Acacia has not been organized for the purpose of acquiring the Securities.

Section 3.8 Restricted Securities. Acacia understands that the Securities are and will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such federal securities laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In connection therewith, Acacia represents that it is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of securities being sold during any three (3)-month period not exceeding specified limitations, each as applicable.

Section 3.9 Brokers or Finders. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by Acacia, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Investment.

ARTICLE 4.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Acacia as follows:

Section 4.1 Due Organization, Good Standing, Corporate Power and Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company and its Subsidiaries have all requisite corporate power and authority to own, lease and operate their properties and assets and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in each jurisdiction in which the property owned, leased or operated or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so qualified or licensed or to be in good standing has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.2 Authorization and Validity of Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance of this Agreement and the other Transaction Agreements by the Company and the consummation by the Company of the Transactions, have been (a) duly and validly authorized and unanimously approved by the Board of Directors of the Company and (b) approved by the Company Stockholder Approval, and no other corporate or other action on the part of the Company or its Board of Directors or stockholders is necessary to authorize the execution, delivery and performance of this Agreement and the Transaction Agreements or the consummation of the Transactions, except to the extent (a) the Board of Directors will be required to approve any corporate actions relating to a Public Offering and listing of the Common Stock in connection therewith and (b) the stockholders of the Company will be required to approve (i) any corporate actions to amend the Company's charter and bylaws in connection with a Public Offering and listing of the Common Stock and (ii) any Contracts regarding voting or other investor rights relating to the Company, to which any such stockholder is anticipated to be a party. This Agreement and the other Transaction Agreements have been (or will be, at the time of their execution) duly and validly executed and delivered by the Company and, to the extent it is a party thereto, assuming due and valid authorization, execution and delivery hereof and thereof by each of the other parties thereto, as applicable, each is (or will be, at the time of its execution) a valid and binding obligation of the Company and enforceable against the Company in accordance with their terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereinafter in effect, affecting the enforcement of creditors' rights generally and by general equitable principles.

Section 4.3 Corporate Authority Relative to this Agreement; No Violation. Assuming (a) the filings required under the HSR Act (if applicable) are made and the waiting periods thereunder (if applicable) have been terminated or expired, (b) the applicable requirements under federal securities Laws and any applicable state securities or blue sky Laws are met, (c) the requirements of an applicable Public Trading Market in respect of the listing of the shares of Common Stock to be offered and sold in the Public Offering are met, and (d) the requirements, if any, of the Financial Industry Regulatory Authority, Cede & Co. and The

Depository Trust Corporation are met, the execution and delivery of this Agreement and the Transaction Agreements by the Company, and the consummation by the Company of the Transactions, do not and will not (w) conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of the Company, (x) violate or conflict in any material respect with any Law or Order of any Governmental Authority applicable to the Company, (y) require any filing with, or License, consent or approval of, or the giving of any notice to, any Governmental Authority, the failure of which to file or receive would be material, or (z) as of the date hereof, result in a material violation or breach of, constitute (with or without due notice or lapse of time or both) a material default under, or give rise to any right of termination, cancellation or acceleration, or result in the creation of any material Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries or give rise to any material obligation, right of termination, cancellation, acceleration or increase of any material obligation or a loss of a material benefit under, any of the terms, conditions or provisions of any Contract material to the Company and its Subsidiaries, taken as a whole.

Section 4.4 Capitalization; Subsidiaries. As of the date of this Agreement:

(a) The authorized capital stock of the Company consists solely of (i) 38,500,000 shares of Common Stock and (ii) 11,500,000 shares of Company Preferred Stock, of which 3,914,697 shares are designated as Company Series A Preferred Stock, and 3,092,781 shares are designated as Series B Preferred Stock. As of the date hereof, (u) 4,116,618 shares of Common Stock are issued and outstanding, of which (1) 364,663 shares of Common Stock are Company Restricted Shares, and (2) 0 shares of Common Stock are held by the Company in its treasury, (v) 1,173,966 shares of Common Stock are subject to outstanding Stock Options; (w) 386,863 additional shares of Common Stock are reserved for issuance pursuant to the Company Stock Plan, (x) warrants issued by the Company in respect of 412,370 shares of Common Stock are outstanding, but unvested and performance-based, (y) 3,914,697 shares of Series A Preferred Stock are issued and outstanding and (z) 3,092,781 shares of Series B Preferred Stock are issued and outstanding. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and non-assessable.

(b) Except as set forth in (i) award agreements granting Stock Options or Restricted Shares to employees or consultants of the Company or its Subsidiaries (the standard forms of which have been disclosed prior to the date hereof to Acacia), (ii) the Series B Preferred Stock Agreements, (iii) the certificate of incorporation or bylaws of the Company, and (iv) this Agreement and the other Transaction Agreements, in each of clause (i)-(iv), as they exist as of the date hereof, there are no (1) outstanding options, warrants, rights, calls, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to capital stock of the Company or any capital stock equivalent or other nominal interest in the Company or any of its Subsidiaries ("*Company Equity Interests*") pursuant to which the Company or any of its Subsidiaries is or may become obligated to issue shares of its capital stock or other equity interests or any securities convertible into or exchangeable for, or evidencing the right to subscribe for, any Company Equity Interests, (2) outstanding obligations of the Company to repurchase, redeem or otherwise acquire any outstanding securities of Company Equity Interests or (3) Contracts or commitments to which

the Company or any of its Subsidiaries is a party relating to the issuance, sale, transfer or voting of any equity securities or other securities of the Company. Immediately prior to the commencement of the Public Offering, the issued and outstanding capital stock of the Company shall consist solely of shares of Common Stock.

(c) All outstanding Stock Options and Restricted Shares have been granted under the Company Stock Plan. The Company has made available to Acacia a true and complete list, as of the date hereof, of (i) all outstanding Stock Options and (ii) all Restricted Shares, including in each case where applicable, the name of the holder thereof, the number of shares of Common Stock subject to each such grant, the exercise price per share, the date of grant and the date of expiration for each such grant.

(d) Except for the Secured Promissory Note and any intercompany indebtedness, the Company and its Subsidiaries have no outstanding indebtedness for borrowed money and there are no outstanding guarantees by the Company or any of its Subsidiaries of indebtedness for borrowed money of any other Person. Neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or, other than as referred to in this Section 4.4, other securities, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

Section 4.5 Financial Statements,

(a) The financial statements, which have been delivered to Acacia, consist of:

(i) the audited consolidated balance sheets of the Company and its Subsidiaries as of December 31, 2015 (the "*Audited Balance Sheet*") and December 31, 2014, and the related audited statements of operations, cash flows and stockholder's equity for the year ended December 31, 2015 and the period from inception through December 31, 2014, including the notes thereto, in each case, audited by Marcum LLP and Haskell & White LLP, respectively (collectively, the "*Audited Financial Statements*"); and

(ii) the unaudited consolidated interim balance sheet of the Company and its Subsidiaries as of March 31, 2016 (the "*Interim Balance Sheet*"), and the related unaudited consolidated interim consolidated statements of operations for the three months ended March 31, 2016 and March 31, 2015 (collectively, including the Interim Balance Sheet and together with the Audited Financial Statements, the "*Financial Statements*").

(b) The Financial Statements were prepared in accordance with GAAP, consistently applied, and present fairly, in all material respects, the financial position of the Business as of the dates thereof and the results of its operations and changes in cash flows or other information included therein for the periods or as of the dates then ended, in each case, and

subject, where appropriate, to normal year-end audit adjustments, as of the dates thereof and for the periods covered thereby.

(c) Except as recorded as a Liability or otherwise reserved against in the Company's and its Subsidiaries' most recent audited consolidated balance sheet, or as described in a disclosure schedule delivered by the Company to Acacia prior to the Closing Date, to the Company's Knowledge, the Company and its Subsidiaries do not have any material Liabilities of any nature (whether accrued, absolute, contingent or otherwise) other than (i) Liabilities incurred in the ordinary course of business since the date of the Company's and its Subsidiaries' most recent audited consolidated balance sheet and (ii) Liabilities incurred under or in accordance with or as expressly permitted by this Agreement or in connection with the Transactions.

Section 4.6 Absence of Certain Changes or Events. In each case, as of the date of this Agreement, except (a) as specifically contemplated or permitted by this Agreement or the Transaction Agreements, (b) as set forth in the Audited Financial Statements, (c) for changes resulting from the announcement of this Agreement or the Transactions, since the date of the Interim Balance Sheet, and (d) entry into that agreement by and between WestwoodOne, Inc. and Veritone Enterprise, LLC. dated June 20, 2016, (i) the Business has been conducted, in all material respects, in the ordinary course of business, and (ii) there has not been any event (including any damage, destruction or loss, whether or not covered by insurance) that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

ARTICLE 5.
COVENANTS

Section 5.1 Conduct of the Business Pending the Closing. Following the date of this Agreement and until the earlier of the Closing or the termination of this Agreement, except as contemplated or permitted by this Agreement or the Transaction Agreements or to the extent that Acacia shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), the Company agrees, as to itself and its Subsidiaries, that the Company shall conduct its business in, and shall cause its Subsidiaries to conduct their businesses in, and the Company shall not take any action except in, the ordinary course of business, and shall use commercially reasonable efforts to operate its current business organization in such a manner that its goodwill and ongoing businesses are not impaired in any material respect as of the Closing.

Section 5.2 Directors.

(a) Promptly after the date hereof, the Company shall cause one (1) member of the Company Board of Directors designated by the holders of shares of Series B Preferred Stock (a "*Series B Designee*") to be replaced with an individual designated by Acacia (an "*Acacia Designee*") in accordance with the terms and conditions of the Series B Preferred Stock Agreements and the Company Stockholder Approval.

(b) The Company shall cause the initial members of the Company Board of Directors immediately prior to the consummation of a Public Offering to be elected in accordance with the Voting Agreement, and for such directors to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Restated Certificate and the Bylaws, as amended, in each case to the full extent permitted by law.

Section 5.3 Public Offering.

(a) The Company will use commercially reasonable efforts to consummate, as soon as practicable after the date hereof, such form of a Public Offering as its Board of Directors shall determine is in the best interests of the Company; provided, that, the Company shall have up to five (5) years from the date of the Secured Promissory Note to (A) prepare and file with the SEC an offering circular or registration statement on Form S-1, Form 1-A, Form S-4, or another applicable form of offering circular or registration statement approved by the SEC for the nature of such Public Offering undertaken by the Company (as applicable, the "*Registration Statement*), (B) to the extent commercially practicable, consummate such Public Offering, and (C) as of the consummation of such Public Offering, become qualified to list the Common Stock with a Public Trading Market.

(b) Acacia will use commercially reasonable efforts to support and facilitate the efforts of the Company to consummate a Public Offering and become qualified for the listing of its Common Stock, as described in this Section 5.3.

(c) In furtherance of the Parties' respective covenants set forth in Sections 5.3(a) and (b), the Parties agree to that, soon after the date hereof, they will engage in discussions with potential underwriters regarding market conditions and other relevant factors in determining whether and when the Company should undertake a Public Offering and whether such Public Offering should be an initial public offering, a Regulation A Offering, or another permissible form of transaction within the definition of "Public Offering". Thereafter, the Company will use its commercially reasonable efforts, upon the approval of its Board of Directors, to prepare and file with the SEC the applicable Registration Statement approved by the Board of Directors of the Company, the offering circular or prospectus, as applicable, included therein, and each amendment and supplement thereto for such Public Offering as the Board of Directors of the Company determines to be in the best interests of the Company. Acacia will use its commercially reasonable efforts to cooperate with the Company in the preparation of such Registration Statement, including by furnishing all information concerning Acacia required to be included in such Registration Statement and by providing other assistance to the Company in connection with the preparation of such Registration Statement as the Company may reasonably request. The Company will use its commercially reasonable efforts to prepare, and Acacia shall use its commercially reasonable efforts to cooperate with the Company in the preparation of, all information required by the SEC to be included in such Registration Statement. The Company will use its commercially reasonable efforts, and Acacia will use its commercially reasonable efforts to cooperate with the Company, to have such Registration Statement declared effective or become qualified, as applicable, under the Securities Act on a date to be mutually agreed upon by Acacia and the Company and to keep such Registration

Statement effective as long as is necessary to consummate such Public Offering; provided, that such date is no earlier than the date on which the Company would be reasonably able to meet its obligations and requirements as a public company with securities listed with, or quoted on, a Public Trading Market and is otherwise reasonably prepared to operate as a standalone entity. The Parties hereby agree that any such Public Offering will be a primary offering of shares of Common Stock. The Company will not include in any such Registration Statement any shares of Common Stock or other securities held by any stockholder of the Company without the prior written consent of Acacia, which consent shall not be unreasonably withheld, conditioned or delayed; provided that to the extent that any such consent is granted by Acacia, it shall apply pro rata to all holders of Registrable Securities (as defined in the IRA) on an as converted to Common Stock basis.

Section 5.4 Listing Matters. The Company shall prepare and file, and shall use commercially reasonable efforts to have approved prior to the consummation of a Public Offering, an application for the listing on a Public Trading Market of the shares of Common Stock to be offered and sold in the Public Offering and shares of Common Stock to be reserved for issuance pursuant to any director or employee benefit plan or arrangement.

Section 5.5 Public Announcements. Until the earlier of the Closing or the termination of this Agreement, Acacia and the Company shall consult with each other prior to making any press release or public announcement relating to the Transactions and shall not issue any such press release or make any such public announcement prior to such consultation and without the consent of the other Parties, which consent shall not be unreasonably withheld, delayed or conditioned, except as (i) may be required by applicable Law, Order or by obligations pursuant to any listing agreement with any national securities exchange, in which case the Party proposing to issue such press release or make such public announcement shall use its reasonable best efforts to consult in good faith with, and accept reasonable comment from, the other Party a reasonable time before issuing any such press release or making any such public announcement or (ii) in the case of an oral statement, is substantially similar in content to previous written press releases, public disclosures or public statements made jointly by the Parties or in investor conference calls, SEC filings, Q&As or other documents approved by the Parties.

Section 5.6 Solicitation. During the period beginning on the date of the Secured Promissory Note and ending on the earlier of (x) the Maturity Date and (y) the date of the consummation of a Public Offering, the Company may solicit, negotiate with, execute documents (including, but not limited to, nondisclosure agreements, term sheets, letters of intent, and definitive agreements) with, engage in diligence regarding, and consummate transactions with Persons or groups of Persons in connection with (i) acquisitions of such Persons or of the businesses or assets of such Persons or groups of Persons, (ii) a Next Equity Financing, (iii) investments by strategic investors, and (iv) a Public Offering; provided that, with respect to any of the transactions set forth in clauses (i) through (iii) above, the Company shall have received the consent of Acacia (such consent not to be unreasonably withheld, delayed or conditioned) prior to consummating such transactions.

Section 5.7 Employee Option Pool. Prior to the consummation of the Public Offering, the Board of Directors of the Company shall take such action as may be necessary to

establish an employee option pool (the "*Employee Option Pool*") to provide eligible employees and other individuals providing services to the Company or any of its Subsidiaries following the Closing with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to continue such employment or service. The Board of Directors of the Company shall simultaneously reserve for the Employee Option Pool that number of shares of Common Stock representing 5.0% of the aggregate number of shares of Common Stock, on a Fully Diluted Basis immediately prior to the consummation of the Public Offering (including in such calculation (y) all shares of Common Stock reserved for the Employee Option Pool pursuant to this Section 5.7 and (z) all shares of Common Stock reserved or to be reserved for the conversion of the Secured Promissory Note and the Primary Warrant (to the extent exercised) but excluding any shares of Common Stock issued and sold pursuant to the Public Offering or in respect of any of the 10% Warrant, First Tranche Warrant A, First Tranche Warrant B and Second Tranche Warrant).

Section 5.8 Certain Information. During the period commencing on the date hereof and ending on the later to occur of (a) the Maturity Date and (b) such time as all outstanding principal balance under the Secured Promissory Note and all accrued interest thereon have been repaid in full by the Company or converted into shares of Common Stock in accordance therewith, the Company will furnish to Acacia the financial and other information that the Company is required to furnish to Qualifying Investors (as defined in the Investor Rights Agreement) pursuant to Section 3 of the Investor Rights Agreement, upon the terms and subject to the conditions set forth therein.

ARTICLE 6.
CLOSING CONDITIONS

Section 6.1 Conditions to the Obligations of Acacia. The obligations of Acacia to consummate the Investment are subject to the satisfaction, as of the Closing, of the following conditions, which may be waived, in whole or in part, by Acacia to the extent permitted by Law:

(a) The representations and warranties of the Company set forth in Article IV shall be true and correct in all respects, in each case at and as of the date hereof and at and as of the Closing Date with the same effect as though made at and as of the Closing Date (except to the extent such representations and warranties address matters as of a particular date, which shall be true and correct as of the specified date). The Company shall have delivered to Acacia a certificate, dated as of the Closing Date, of an executive officer of the Company certifying the satisfaction by the Company of the conditions set forth in this Section 6.1(a).

(b) The Company shall have performed in all material respects its covenants and agreements contained in this Agreement required to be performed at or prior to the Closing Date.

(c) The Company and each of the Company Stockholders, as applicable, shall have entered into and delivered to Acacia the Transaction Agreements to which the Company, any of its Subsidiaries or such Company Stockholder, as applicable, is a party and

that by their terms are to be delivered on or prior to the Closing Date, and such agreements shall be in full force and effect and with no default thereunder.

(d) Since the date of this Agreement, no event, occurrence, fact, condition, change, development or effect shall exist or have occurred or come to exist that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Company Material Adverse Effect.

(e) Except for Series B Preferred Stock Agreements that have been amended in connection with the execution of this Agreement, each of the Series B Preferred Stock Agreements shall have been terminated at or prior to the Closing pursuant to an agreement in form and substance reasonably satisfactory to Acacia, and Acacia shall have been provided with evidence of such termination reasonably satisfactory to it.

(f) Prior to the date of the Registration Statement, each of Chad Steelberg and Ryan Steelberg (each, an "*Executive*") shall have entered into an employment agreement with the Company, with a term of at least 36 months, and on other terms and conditions to be mutually agreed by Acacia and each Executive, and each such agreement shall not have been terminated and shall be in full force and effect as of the Closing Date.

Section 6.2 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Investment are subject to the satisfaction, as of the Closing, of the following conditions, which may be waived, in whole or in part, by the Company to the extent permitted by Law:

(a) The representations and warranties of Acacia set forth in Article 3 shall be true and correct in all respects, in each case at and as of the date hereof and at and as of the Closing Date with the same effect as though made at and as of the Closing Date (except to the extent such representations and warranties address matters as of a particular date, which shall be true and correct as of the specified date).

(b) Acacia shall have performed in all material respects its covenants and agreements contained in this Agreement required to be performed at or prior to the Closing.

ARTICLE 7.
TERMINATION, AMENDMENT AND WAIVER

Section 7.1 Termination or Abandonment. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned, or may terminate automatically, at any time prior to the Closing, whether before or after any approval of the matters presented in connection with the Transactions by any stockholders required to approve the Transactions:

(a) by the mutual written consent of Acacia and the Company;

(b) automatically upon the close of business on August 15, 2021;

(c) automatically upon effectuation of the Exercise (as defined in the Primary Warrant) of the Primary Warrant in its entirety, whether in a single Exercise or a series of partial Exercises (including the Company's receipt of the aggregate Exercise Price in respect of the whole Primary Warrant);

(d) automatically upon the Primary Warrant becoming, at the Company's written election, null and void in accordance with Section 2 thereof;

(e) by the Company (so long as the Company is not then in material breach of any covenant, representation or warranty or other agreement contained herein which breach would cause the Closing conditions of Acacia not to be satisfied if the Closing were to occur at the time of termination, other than those conditions that by their nature cannot be satisfied prior to the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), if there has been a material breach by Acacia of any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue in any material respect, in either case such that Section 6.2(a) or Section 6.2(b) hereof would be incapable of being satisfied, and such breach or condition has not been cured within thirty (30) days following receipt by Acacia of notice of such breach;

(f) by Acacia (so long as Acacia is not then in material breach of any covenant, representation or warranty or other agreement contained herein which breach would cause the Closing conditions of the Company not to be satisfied if the Closing were to occur at the time of termination, other than those conditions that by their nature cannot be satisfied prior to the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), if there has been a material breach by the Company of any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue in any material respect, in either case such that Section 6.1(a) or Section 6.1(b) would be incapable of being satisfied, and such breach or condition has not been cured within thirty (30) days following receipt by the Company of notice of such breach; or

(g) by either Acacia or the Company if any Law or Order by any Governmental Authority preventing or prohibiting consummation of the Transactions shall have become final and non-appealable.

The Party desiring to terminate this Agreement pursuant to this **Error! Reference source not found.** will give written notice of such termination to the other Party, specifying the provision pursuant to which such termination is effected.

Section 7.2 Effect of Termination. If this Agreement is terminated by Acacia or the Company pursuant to Section 7.1 hereof, then this Agreement shall become void and have no effect with no Liability on the part of the Parties, except to the extent that such termination results from a Party's intentional breach of, or fraud in respect of, any of its covenants or agreements set forth in this Agreement; provided, however, that the provisions of the Confidentiality Agreement, this ARTICLE 7. and ARTICLE 8. shall remain in full force and effect and shall survive any termination of this Agreement.

ARTICLE 8.
GENERAL PROVISIONS

Section 8.1 Survival of Representations and Warranties. The representations and warranties of Acacia and the Company contained in this Agreement will expire and be of no further force or effect as of the Closing.

Section 8.2 Notices. All notices, requests, claims, demands and other communications to be given or delivered under or by the provisions of this Agreement will be in writing and will be deemed given only (i) when delivered personally to the recipient, (ii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid); provided, that confirmation of delivery is received, (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile or (iv) five (5) calendar days after being mailed to the recipient by certified or registered mail (return receipt requested and postage prepaid). Such notices, demands and other communications will be sent to the Parties at the following addresses (or at such address for a Party as will be specified by like notice):

if to Acacia, to:

Acacia Research Corporation
520 Newport Center Drive, 12th Floor
Newport Beach, CA 92660
Attention: Edward J. Treska, General Counsel
Facsimile: 949-480-8391

with a copy (which will not constitute notice) to:

Greenberg Traurig, LLP
200 Park Avenue
New York, NY 10166
Attention: Dennis J. Block
Facsimile: 212-805-5555

with a copy (which will not constitute notice) to:

Stradling Yocca Carlson & Rauth, P.C.
660 Newport Center Drive, Suite 1600
Newport Beach, CA 92660
Attention: Mark L. Skaist
Facsimile: 949-725-4100

if to the Company, to:

Veritone, Inc.
3366 Via Lido
Newport Beach, CA 92663
Attention: John M. Markovich, Chief Financial Officer
Facsimile: (949) 209-0365

with a copy (which will not constitute notice) to:

Munger, Tolles & Olson LLP
355 S. Grand Avenue, 35th Floor
Los Angeles, California
Attention: Mary Ann Todd, Esq.
Katherine H. Ku, Esq.
Facsimile: (213) 687-3702

with a copy (which will not constitute notice) to:

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, CA 92626
Attention: Ellen S. Bancroft, Esq.
Facsimile: (714) 830-0700

Any Party to this Agreement may notify any other Party of any changes to the address or any of the other details specified in this paragraph; provided that such notification will only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given will be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 8.3 Counterparts; Delivery by Electronic Transmission. This Agreement may be executed in one or more counterparts each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format (PDF) will be as effective as delivery of a manually executed counterpart of any such Agreement.

Section 8.4 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or will confer upon any Person (other than Acacia, the Company and their respective successors and permitted assigns) any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person will be deemed a third party beneficiary under or by reason of this Agreement.

Section 8.5 Assignment. Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned by either Party (whether by operation of Law or otherwise) without the prior written consent of the other Party, and any purported assignment

without such consent will be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

Section 8.6 Governing Law; WAIVER OF JURY TRIAL.

(a) This Agreement and all issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement (and all Exhibits hereto) will be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal Laws of the State of Delaware will control the interpretation and construction of this Agreement (and all Exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive Law of some other jurisdiction would ordinarily apply.

(b) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT (WITH EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH PARTY EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION AGREEMENT, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR PROCEEDING, AND ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION AGREEMENT WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 8.7 Jurisdiction and Service of Process. Any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party or its successors or assigns, in each case, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each Party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Action with respect to this Agreement (i) any claim that is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 8.7, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable Law, any claim that (A) the Action in such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each Party further agrees that

neither Party to this Agreement will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.7 and each Party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The Parties hereby agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.2, or in such other manner as may be permitted by Law, will be valid and sufficient service thereof and hereby waive any objections to service accomplished in the manner herein provided.

Section 8.8 Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance will be declared judicially to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, it being the intent and agreement of the Parties that this Agreement will be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable to the maximum extent permitted while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is valid, legal and enforceable and that achieves the original intent of the Parties.

Section 8.9 Headings. The headings and captions of the Articles and Sections used in this Agreement and the table of contents to this Agreement are for reference and convenience purposes of the Parties only, and will be given no substantive or interpretive effect whatsoever.

Section 8.10 Amendment; Extension; Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties. Any agreement on the part of a Party to any extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such Party.

Section 8.11 Interpretation. When a reference is made in this Agreement to an Article, Section, or Exhibit, such reference will be to an Article, Section, or Exhibit of this Agreement unless otherwise indicated. The table of contents to this Agreement, and the Article and Section headings contained in this Agreement, are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they will be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms and any reference to the masculine, feminine or neuter gender will be deemed to include any gender or all three as appropriate. Unless otherwise specified, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes, and including all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

Unless the context otherwise requires, "or," "neither," "nor," "any," "either," and "or" will not be exclusive. Wherever and whenever in this Agreement there is a consent right of a Party or a reference to the "satisfaction" or "sole discretion" of a Party, such Party will be entitled to consider solely its own interests (and not the interests of any other Person) or, at its sole election, any such other interests and factors as such Party desires. The Parties have participated jointly in the negotiation and drafting of this Agreement, and in the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

Section 8.12 Specific Performance; Limitation on Money Damages. The Parties agree that irreparable damage would occur in the event that the Company fails to consummate the Transactions in accordance with the terms of this Agreement and that Acacia shall be entitled to specific performance in such event, in addition to any other remedy at law or in equity. Each Party hereby waives, in any Action by the other Party for specific performance, the defense of adequacy of a remedy at law and the posting of any bond or other security in connection therewith. The Parties hereby agree that money damages will not be available to either Party from the other Party in connection with this Agreement or the Transactions, except to the extent that such damages result from a Party's intentional breach of, or fraud in respect of, any of its covenants or agreements set forth in this Agreement. In no event will any Representative of Acacia or the Company have any liability or obligation relating to or arising out of this Agreement or the Transactions. Except as provided in this Section 8.12 and Section 7.2, or in another Transaction Agreement, each Party hereby waives (on behalf of itself, its Affiliates and its stockholders) any and all claims against the other Party, whether arising as a matter of contract or tort Law or by virtue of any statute, regulation or other applicable Law or by any legal or equitable proceeding.

Section 8.13 References to Time. All references in this Agreement to times of the day will be to Los Angeles time, unless expressly stated otherwise.

Section 8.14 No Representations or Warranties.

(a) EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN ANY OTHER TRANSACTION AGREEMENT, ACACIA (ON BEHALF OF ITSELF, ITS AFFILIATES AND ITS STOCKHOLDERS) ACKNOWLEDGES THAT NONE OF THE STOCKHOLDERS OF THE COMPANY, THE COMPANY OR ANY OF ITS SUBSIDIARIES MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY HEREIN AS TO ANY MATTER WHATSOEVER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR TITLE. EXCEPT TO THE EXTENT OTHERWISE PROVIDED FOR HEREIN OR IN ANY OTHER TRANSACTION AGREEMENT, ACACIA (ON BEHALF OF ITSELF, ITS AFFILIATES AND ITS STOCKHOLDERS) FURTHER ACKNOWLEDGES THAT ALL OTHER REPRESENTATIONS OR WARRANTIES THAT THE COMPANY STOCKHOLDERS, THE COMPANY OR ANY OF ITS SUBSIDIARIES GAVE OR MIGHT HAVE GIVEN, OR WHICH MIGHT BE PROVIDED OR IMPLIED BY APPLICABLE LAW OR COMMERCIAL PRACTICE, ARE HEREBY EXPRESSLY EXCLUDED, AND THAT NEITHER ACACIA

NOR ANY OF ITS AFFILIATES OR STOCKHOLDERS HAS RELIED ON ANY SUCH REPRESENTATION OR WARRANTY. NOTHING IN THIS PARAGRAPH WILL OPERATE TO LIMIT A CLAIM FOR FRAUD.

(b) EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN ANY OTHER TRANSACTION AGREEMENT, THE COMPANY (ON BEHALF OF ITSELF, ITS AFFILIATES AND ITS STOCKHOLDERS) ACKNOWLEDGES THAT NONE OF ACACIA OR ANY OF ITS SUBSIDIARIES MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY HEREIN AS TO ANY MATTER WHATSOEVER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR TITLE. EXCEPT TO THE EXTENT OTHERWISE PROVIDED FOR HEREIN OR IN ANY OTHER TRANSACTION AGREEMENT, THE COMPANY (ON BEHALF OF ITSELF, ITS AFFILIATES AND ITS STOCKHOLDERS) FURTHER ACKNOWLEDGES THAT ALL OTHER REPRESENTATIONS OR WARRANTIES THAT ACACIA OR ANY OF ITS SUBSIDIARIES GAVE OR MIGHT HAVE GIVEN, OR WHICH MIGHT BE PROVIDED OR IMPLIED BY APPLICABLE LAW OR COMMERCIAL PRACTICE, ARE HEREBY EXPRESSLY EXCLUDED, AND THAT NONE OF THE COMPANY OR ITS AFFILIATES OR STOCKHOLDERS HAS RELIED ON ANY SUCH REPRESENTATION OR WARRANTY. NOTHING IN THIS PARAGRAPH WILL OPERATE TO LIMIT A CLAIM FOR FRAUD.

Section 8.15 Fees and Expenses. Except as otherwise provided in this Agreement or another Transaction Agreement, all fees and expenses incurred in connection with this Agreement, the Transaction Agreements and the transactions contemplated hereby and thereby will be paid by the party incurring such fees or expenses.

[Signature Page Follows]

In WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

ACACIA RESEARCH CORPORATION

By: ______________________
Name: Clayton J. Haynes
Title: CFO

VERITONE, INC.

By: ______________________
Name:
Title:

In WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

ACACIA RESEARCH CORPORATION

By: ______________________

Name:

Title:

VERITONE, INC.

By: ______________________

Name: John M. Markovich

Title: Chief Financial Officer

THIS SECURED PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

SECURED PROMISSORY NOTE

Up to $20,000,000.00 | **August 15, 2016**
Newport Beach, California

FOR VALUE RECEIVED, the undersigned, **VERITONE, INC.,** a Delaware corporation (the "Borrower"), hereby promises to pay to the order of **ACACIA RESEARCH CORPORATION** (the "Lender"), in the lawful currency of the United States of America, the principal amount of each loan of the Lender outstanding from time to time in accordance with the provisions of this secured promissory note (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Secured Promissory Note"), plus interest thereon, and Lender Costs (as defined below) as provided herein, in each case, in the manner and upon the terms and conditions set forth below.

1. The Loan; Security.

(a) This Secured Promissory Note evidences (i) the loan made by the Lender to the Borrower on the date hereof in the principal amount of Ten Million Dollars ($10,000,000) (the "First Tranche Loan") and (ii) an additional loan in the principal amount of Ten Million Dollars ($10,000,000), which the Lender hereby agrees to extend and provide to the Borrower in immediately available U.S. funds within three (3) Business Days of delivery of a Draw Notice (as defined below) by the Borrower (the "Second Tranche Loan" and, together with the First Tranche Loan, the "Loan"), provided there is not a Loan Default in effect at the time such Draw Notice is delivered that remains uncured. The Borrower will specify in the Draw Notice the principal amount of the Second Tranche Loan that the Borrower wishes to draw and wire instructions for the account of the Borrower to which the Lender should direct funds. The parties hereto agree that the Borrower may issue a Draw Notice and borrow the Second Tranche Loan at any time prior to the initial 12-month Maturity Date, but once and only once, during the term of this Secured Promissory Note.

(b) The Borrower hereby authorizes the Lender to make or cause to be made a notation on the record annexed hereto as Exhibit A and constituting a part hereof (the "Record") reflecting disbursement of the First Tranche Loan and, if applicable, the Second Tranche Loan hereunder by the Lender and payments of principal thereof by the Borrower. The aggregate unpaid

amount set forth on the Record will be *prima facie* evidence of the principal amount of the Loan owing and unpaid to the Lender with respect to this Secured Promissory Note. The failure to record, or any error in so recording, any such amount on the Record will not affect the obligations of the Borrower hereunder to make payments of principal and interest when due; provided, that in no event will the Borrower be obligated to make payments of principal in excess of the amount actually loaned to the Borrower.

(c) Repayment of the Loan is secured by a security interest in substantially all of the assets of the Borrower pursuant to the Security Agreement.

2. Interest. The outstanding principal of the Loan will bear interest, beginning as of the date hereof and ending on and excluding the date on which all amounts owing hereunder have been paid in full, at 6.0% per annum, compounding annually. All interest hereunder will be calculated on the basis of a 365-day year and paid for the actual number of days elapsed.

3. [Intentionally omitted.]

4. Definitions. For purposes of this Secured Promissory Note, the capitalized terms below will have the respective meanings ascribed to them.

(a) "10% Warrant" means that certain common stock purchase warrant attached as Exhibit A to the Primary Warrant, to be issued by the Borrower to the Lender substantially in such form and on the terms and subject to the conditions set forth in the Primary Warrant, relying on Section 4(a)(2) of the Securities Act or Regulation D thereunder for exemption from the registration requirements of Section 5 of the Securities Act.

(b) "Affiliate" means, when used with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with such Person.

(c) "Business Day" means any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by law to be closed in New York or California.

(d) "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Borrower, as filed with the Secretary of State of the State of Delaware on July 15, 2014, as amended by the Charter Amendment.

(e) "Charter Amendment" means the Amendment to the Amended and Restated Certificate of Incorporation of Veritone, Inc., as filed with the Secretary of State of the State of Delaware on August 15, 2016.

(f) "Common Stock" means the Common Stock, par value $0.001 per share, of the Borrower.

(g) "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise, and "Controlled" and "Controls" have the correlative meanings.

(h) "Conversion Price" means:

(i) with respect to the First Tranche Loan, (i) if a Next Equity Financing has been completed by the Borrower prior to the Maturity Date, the lower of (x) $8.2394 (or, if in connection with a conversion of the entire Convertible Amount (as defined below), $8.1653) and (y) the price per Conversion Share in such Next Equity Financing, or (ii) if a Next Equity Financing has not been completed by the Borrower prior to the Maturity Date, $4.85; and

(ii) with respect to the Second Tranche Loan, (i) if a Next Equity Financing has been completed by the Borrower prior to the Maturity Date, the price per Conversion Share in such Next Equity Financing, or (ii) if a Next Equity Financing has not been completed by the Borrower prior to the Maturity Date, $4.85.

(i) "Conversion Shares" means, for purposes of determining the type of Equity Securities issuable upon conversion of this Secured Promissory Note, either (i) if a Next Equity Financing has been completed by the Borrower prior to the Maturity Date, shares of the Equity Securities issued in such Next Equity Financing, or (ii) if a Next Equity Financing has not been completed by the Borrower prior to the Maturity Date, shares of Series B Preferred (as defined in the Certificate of Incorporation).

(j) "Equity Securities" means (I) the Common Stock; (II) any securities conferring the right to purchase Common Stock; or (III) any securities directly or indirectly convertible into, or exchangeable for (with or without additional consideration) Common Stock. Notwithstanding the foregoing, the following will not be considered "Equity Securities": (i) any security granted, issued or sold by the Borrower to any director, officer, employee, consultant or adviser of the Borrower for the primary purpose of soliciting or retaining their services; (ii) any security granted, issued or sold by the Borrower in a financing transaction with a strategic investor or in a strategic acquisition; (iii) any convertible promissory notes issued by the Borrower; or (iv) any warrants issued by the Borrower to the Lender.

(k) "Existing Voting Agreement" means that certain Voting Agreement, dated as of July 15, 2014, by and among the Company and certain of its stockholders, as amended.

(l) "First Tranche Warrant A" means that certain common stock purchase warrant in respect of an initial Warrant Amount (as defined therein) of $700,000, dated as of the date of this Secured Promissory Note and issued by the Borrower to the Lender, relying on Section 4(a)(2) of the Securities Act or Regulation D thereunder for exemption from the registration requirements of Section 5 of the Securities Act.

(m) "Investment Agreement" means that certain Investment Agreement, dated as of the date of this Secured Promissory Note, between the Borrower and the Lender.

(n) "Investor Rights Agreement" means that certain Investor Rights Agreement, dated as of July 15, 2014, by and among the Company and certain of its stockholders, as amended.

(o) "IRA Amendment" means that certain Amendment No. 1 to the Investor Rights Agreement, dated as of the date hereof, by and among the Company and certain of its stockholders.

(p) "Next Equity Financing" means the sale (or series of related sales) by the Borrower of Equity Securities in one or more bona fide offerings to third parties relying on Section 4(a)(2) of the Securities Act or Regulation D thereunder for exemption from the registration requirements of Section 5 of the Securities Act, which sale or series of related sales yields aggregate gross proceeds to the Borrower of not less than Ten Million Dollars ($10,000,000), excluding, for the avoidance of doubt, the Convertible Amount (except to the extent such Convertible Amount is utilized in respect of the Lender's entitlement, if applicable, to participate in a Next Equity Financing pursuant to Section 6(b)(i) hereof) and any proceeds from the exercise of warrants issued by the Borrower to the Lender.

(q) "Person" means a natural person, corporation, company, joint venture, individual business trust, trust association, partnership, limited partnership, limited liability company or other entity.

(r) "Primary Warrant" means that certain primary common stock purchase warrant in respect of shares of Common Stock, dated as of the date of this Secured Promissory Note and issued by the Borrower to the Lender, relying on Section 4(a)(2) of the Securities Act or Regulation D thereunder for exemption from the registration requirements of Section 5 of the Securities Act.

(s) "Public Offering" means (a) an initial public offering of the Company's Common Stock pursuant to a Registration Statement; (b) an offering of the Common Stock, relying on Regulation A under the Securities Act for exemption from the registration requirements of Section 5 thereof (a "**Regulation A Offering**"); (c) a distribution of equity securities of the Company or its successor in connection with a Registration Statement; or

(d) the issuance of equity securities in exchange for the Company's equity securities in connection with the Company's merger or reverse merger with another corporation, company, partnership, limited partnership, limited liability company or any other entity, provided that, in the case of clauses (a)–(d), such offering, distribution or issuance results in the Common Stock or equity securities, as the case may be, being held by at least three hundred (300) round lot stockholders and the Common Stock or equity securities, as the case may be, shall be approved for listing or quotation on a national securities exchange or quotation service in the United States, and provided further that, in the case of clauses (a) and (b), such offering, distribution or issuance results in gross proceeds to the Company of at least Fifteen Million Dollars ($15,000,000).

(t) "Registration Statement" means an offering circular or registration statement on Form S-1, Form 1-A, Form S-4, or another applicable form of offering circular or registration statement approved by the Securities and Exchange Commission for the nature of the Public Offering undertaken by the Company.

(u) "Regulation A Offering" has the meaning set forth in the definition of "Public Offering".

(v) "Securities Act" means the Securities Act of 1933, as amended.

(w) "Security Agreement" means that certain Security Agreement, dated as of the date of this Secured Promissory Note, by and between the Borrower and the Lender.

(x) "Subsidiary" means, with respect to any Person, a corporation, partnership, association, limited liability company, trust or other form of legal entity in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, has either (i) a majority ownership in (A) the equity or (B) the interest in the capital or profits thereof, (ii) the power to elect, or to direct the election of, a majority of the board of directors or other analogous governing body of such entity, or (iii) the title or function of general partner or manager, or the right to designate the Person having such title or function.

(y) "Transaction Agreements" means this Secured Promissory Note, the Security Agreement, the Investment Agreement, the First Tranche Warrant A, the First Tranche Warrant B, the Second Tranche Warrant, the Primary Warrant, the 10% Warrant, and the Voting Agreement.

(z) "Uncured Material Breach" means a material breach by the Lender or the Borrower of any Transaction Agreement, which, if curable, the Lender or the Borrower, as applicable, has failed to cure within (i) thirty (30) days after receipt of a written notice from the other party that specifies, in

reasonable detail, the nature of the material breach of the applicable Transaction Agreement or (ii) such lesser period following receipt of such notice that remains before a date on which such Uncured Material Breach is relevant to the rights and obligations of the parties hereunder.

(aa) "Voting Agreement" means that certain Voting Agreement, dated as of the date hereof, by and between the Borrower, the Lender and the other parties thereto.

5. Warrants. As consideration for the extension of this Loan by the Lender to the Borrower:

(a) Concurrently with the execution and delivery of the Investment Agreement, the issuance of this Secured Promissory Note and the funding of the First Tranche Loan, the Borrower has issued to the Lender the First Tranche Warrant A and the Primary Warrant.

(b) If (i) the Lender extends and funds the Second Tranche Loan, if elected by the Borrower, such that the Maturity Date of this Secured Promissory Note is extended pursuant to Section 8(b) of this Secured Promissory Note, and (ii) the Lender is not then in Uncured Material Breach under any Transaction Agreement, the Borrower will issue to the Lender one common stock purchase warrant in respect of an initial Warrant Amount (as defined therein) of $700,000 (the "First Tranche Warrant B") and another common stock purchase warrant in respect of an initial Warrant Amount (as defined therein) of $700,000 (the "Second Tranche Warrant"), each substantially in the form of Exhibit B attached hereto.

6. Conversion; Transfer Restrictions.

(a) Conversion. The outstanding principal balance and any accrued but unpaid interest thereon under this Secured Promissory Note (the "Convertible Amount") will be convertible, in whole or in part, at the election of the Lender in its sole discretion into Conversion Shares; provided, that in the event the Borrower completes a Next Equity Financing before the Maturity Date, the Lender may convert the Convertible Amount into Conversion Shares only on the date of closing of such Next Equity Financing (the "Next Equity Financing Closing Date"); and provided, further, that in the event the Borrower does not complete a Next Equity Financing prior to the Maturity Date, the Lender may convert the Convertible Amount into Conversion Shares only on the Maturity Date. The Borrower will provide the Lender with written notice of any Next Equity Financing, and the Lender will be required to provide written notice of its election to convert on the Next Equity Financing Closing Date within ten (10) Business Days of its receipt of such written notice from the Borrower. In the event that a Next Equity Financing is not completed before the Maturity Date and the Lender wishes to convert the Convertible Amount into Conversion Shares, the Lender will provide the Borrower

with written notice of such election not less than ten (10) Business Days prior to the Maturity Date.

(i) The number of Conversion Shares issuable to the Lender upon conversion of the Convertible Amount, whether pursuant to Section 6(a), 6(b)(i) or 6(b)(ii), will equal the sum of (A) the quotient resulting from dividing (x) the Convertible Amount in respect of the First Tranche Loan by (y) the applicable Conversion Price and (B) the quotient resulting from dividing (x) the Convertible Amount in respect of the Second Tranche Loan by (y) the applicable Conversion Price. In any event of conversion, no fractional shares of Conversion Shares will be issuable in respect of the Convertible Amount, and the Borrower will instead pay the Lender cash in lieu of any fractional shares based upon the applicable Conversion Price pursuant to Section 6(c).

(ii) If there is at any time an Uncured Material Breach of any Transaction Agreement on the part of the Lender, any conversion of the Convertible Amount (including pursuant to Section 6(b)(i)), whether in whole or in part, will be at the election of the Borrower in its sole discretion, and not at the election of the Lender, except as otherwise provided in Section 6(b)(ii).

(b) Participation in Next Equity Financing; Public Offering.

(i) If (x) a Next Equity Financing is completed by the Borrower prior to the Maturity Date, and (y) the Lender was not in Uncured Material Breach of any Transaction Agreement at any time at or prior to the consummation of such Next Equity Financing, the Lender will have the option (but not the obligation) to participate in such Next Equity Financing for up to twenty-five percent (25%) of the total amount of such Next Equity Financing (the "Participation Cap"), including, if the Lender is entitled to convert the Convertible Amount, by electing by written notice to the Borrower delivered within ten (10) Business Days of the Lender's receipt of written notice of such Next Equity Financing from the Borrower, in the Lender's sole discretion, to convert all or any portion of the Convertible Amount into Conversion Shares on Next Equity Financing Closing Date (with the aggregate amount (if any) of principal and accrued but unpaid interest under the First Tranche Loan and/or the Second Tranche Loan, as applicable, that the Lender is electing to convert into Conversion Shares specified in such written election notice as the "Elected Conversion Amount"); provided, further, that if the percentage of such Next Equity Financing represented by the Elected Conversion Amount (the "Elected Conversion Percentage") is greater than the Percentage Cap, the Elected Conversion Percentage will be the Percentage

Cap; and, provided, further, that, to the extent the Lender desires to participate in such Next Equity Financing through conversion of the Convertible Amount, the Borrower will reserve the applicable number of Conversion Shares for issuance, so that such conversion may take place at the Next Equity Financing Closing Date. Such written notice from the Lender will also include, if applicable, the portion of the Next Equity Financing to which the Lender is committed to acquire in addition to the Elected Conversion Amount, and such written notice will, upon delivery to the Borrower, constitute the irrevocable obligation of the Lender to participate in such Next Equity Financing for all amounts to be invested (including the Elected Conversion Amount) specified therein. The Borrower shall deliver a written notice of any Next Equity Financing to the Lender not later than ten (10) Business Days prior to the anticipated Next Equity Financing Closing Date.

(ii) Notwithstanding anything to the contrary herein, the Convertible Amount will automatically convert, immediately prior to or immediately after the consummation of a Public Offering (as elected by the Company in its sole discretion) into that number of shares of Common Stock determined by dividing the Convertible Amount by the lesser of (i) $8.1653, or (ii) the Public Offering per share price.

(c) Repayment of Remaining Amount. On the Maturity Date, the Borrower will pay the Lender any principal and accrued but unpaid interest remaining under this Secured Promissory Note following conversion of the Convertible Amount and, as contemplated by Section 6(a)(i), amounts due in cash in lieu of fractional shares.

(d) "Market Stand-Off" Agreement.

(i) IPO. The Lender (which will include Affiliates of the Lender for purposes of this Section 6(d)(i)) hereby agrees that it will not, without the prior written consent of the managing underwriter(s), during the period commencing on the date of the final prospectus relating to the Borrower's first underwritten Public Offering (the "IPO") of its Common Stock under the Securities Act, and ending on the date specified by the Borrower and the managing underwriter(s) (such period not to exceed one hundred eighty (180) days, or such other period as may be requested by the Borrower or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports, and (ii) analyst recommendations and opinions) (the "Lock-Up Period"): (A) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of,

directly or indirectly, any shares of the Common Stock, or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Lender or are thereafter acquired); or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities; whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. Notwithstanding anything herein to the contrary (including, for the avoidance of doubt, Section 12), the underwriters in connection with the IPO are intended third-party beneficiaries of this Section 6(d)(i) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Lender further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with the IPO that are consistent with this Section 6(d)(i) or that are necessary to give further effect thereto.

(ii) Regulation A Offering. The Lender (which will include Affiliates of the Lender for purposes of this Section 6(d)(ii)) hereby agrees that it will not, without the prior written consent of the Borrower or, in the case of an underwritten offering, without the prior written consent of the managing underwriters(s), during the period commencing on the date of the offering statement relating to the Borrower's Regulation A Offering, and ending on the date specified by the Borrower (such period not to exceed one hundred eighty (180) days): (A) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of the Common Stock, or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Lender or are thereafter acquired); or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities; whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The Lender further agrees to execute such agreements as may be reasonably requested by the Borrower in connection with the Regulation A Offering that are consistent with this Section 6(d)(ii) or that are necessary to give further effect thereto, so long as the terms and conditions of such agreements are consistent in all material respects with the terms and conditions of any agreements requested to be executed by

other significant stockholders of the Company in connection with such Regulation A Offering.

(iii) The provisions set forth in Sections 6(d)(i) and 6(d)(ii), mutatis mutandis, will apply, and be binding upon the Lender, in the case of any other form of Public Offering consummated by the Borrower in accordance with the terms of the Investment Agreement.

(e) Transfer Restrictions. In order to enforce the covenants in Section 6(d), the Borrower may impose stop transfer instructions with respect to the Lender's securities of the Borrower (including the shares of the Borrower's capital stock issuable upon conversion thereof, but excluding this Secured Promissory Note, the "Securities") and this Secured Promissory Note until the end of the Lock-Up Period or the 180-day period specified in Section 6(d)(ii), as applicable. The Lender agrees that a legend reading substantially as follows will be placed on all certificates representing all of the Securities and this Secured Promissory Note:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF ARE SUBJECT TO LOCK-UP PERIODS BEGINNING ON THE EFFECTIVE DATE OF THE ISSUER'S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN CONNECTION WITH THE ISSUER'S REGULATION A OFFERING, IN EACH CASE AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER'S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES.

(f) Further Limitations on Disposition. The Lender agrees not to make any disposition of all or any portion of the Securities unless and until (i) the transferee has agreed in writing for the benefit of the Borrower to make such representations and warranties as are reasonable and customary in a private placement of securities and the undertakings set out in Section 6(d) and (ii) the Lender has (A) notified the Borrower of the proposed disposition, (B) furnished the Borrower with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if requested by the Borrower, furnished the Borrower with an opinion of counsel reasonably satisfactory to the Borrower that such disposition will not require registration under the Securities Act. The Lender agrees not to make any disposition of any of the Securities to (I) any of the Borrower's competitors, as determined in good faith by the Borrower, or (II) without the prior consent of the Board of Directors of the Borrower (not to be unreasonably withheld), any Person or group of Persons who has filed a

Schedule 13D or would, as a result of acquiring any Securities from the Lender, be required to file under Schedule 13D. Any disposition of any Securities in violation of the terms and conditions of this Secured Promissory Note, including the immediately preceding sentence of this Section 6(f), will be null and void *ab initio*.

(g) Legends. The Lender understands and acknowledges that the Securities may bear the following legend:

THIS SECURITY AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

(h) Terms of Next Equity Financing. In the event that this Secured Promissory Note is converted into Conversion Shares in accordance with Section 6(b) hereof and the Equity Securities issued in the relevant Next Equity Financing are subject to different or additional terms and conditions than the terms and conditions of Sections 6(d)–(h) hereof, the Conversion Shares issued upon such conversion will be subject to the same terms and conditions as are applicable to the Equity Securities issued in the Next Equity Financing.

7. Lender Costs. The Borrower will promptly pay the Lender, on demand, for any and all costs and expenses incurred by the Lender in connection with the enforcement of this Secured Promissory Note ("Lender Costs"), including reasonable attorneys' fees and expenses.

8. Loan Payments; Maturity; Acquisition of Borrower; Next Equity Financing.

(a) [Intentionally omitted.]

(b) Maturity. The Loan will mature, and all amounts owed hereunder will become due and payable in full, on the twelve (12)-month anniversary of the date of issuance of this Secured Promissory Note (the "Maturity Date"), provided, that, if the Borrower delivers a Draw Notice in accordance with Section 1(a), Loan, the Maturity Date will automatically be extended until the twelve (12) month-anniversary of the date of such delivery. Each payment made in respect of the Loan, regardless of whether such payment is a payment on the Maturity Date or otherwise, will be applied in the following order of priority:

(i) first, against Lender Costs then outstanding, until all such Lender Costs have been paid in full;

(ii) second, against accrued and unpaid interest on the First Tranche Loan, until all such accrued and unpaid interest has been paid in full;

(iii) third, against accrued and unpaid interest on the Second Tranche Loan, until all such accrued and unpaid interest has been paid in full;

(iv) fourth, against the then outstanding principal of the First Tranche Loan, until all such outstanding principal has been paid in full; and

(v) last, against the then outstanding principal of the Second Tranche Loan, until all such outstanding principal has been paid in full.

(c) Acquisition of Borrower. Notwithstanding anything to the contrary in this Secured Promissory Note, all obligations of the Borrower hereunder will (to the extent not already due and payable) immediately and automatically become due and payable in full prior to the Maturity Date upon the consummation of any transaction, or a series of related transactions, in which the Borrower, directly or indirectly, (A) consummates a stock sale to, or effects any merger, consolidation or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with, another Person or group of Persons, whereby, in the case of any transaction(s) under this clause (A), such other Person or group of Persons acquires more than 50% of the total voting power of the then outstanding shares of capital stock of the Borrower, or (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets. For purposes of this Section 8(c), "outstanding shares of capital stock of the Borrower" means, as of a given date, the sum of the number of shares of capital stock of the Borrower (excluding treasury shares, if any) outstanding.

(d) Payments. All payments in respect of the Loan will be made by wire transfer of immediate funds to a bank account designated by the Lender in writing for such purpose.

9. Events of Default. It will constitute an "Event of Default" if any one or more of the following will occur for any reason:

(a) the Borrower fails to pay any amount required to be paid hereunder in full when due, and such failure continues for five (5) Business Days after the Lender's written notice to the Borrower;

(b) the Borrower breaches, in any material respect, any of the provisions of this Secured Promissory Note or fails to perform timely, in any material

respect, its obligations hereunder (other than the obligation to pay all amounts required to be paid hereunder in full when due, which shall be subject to Section 9(a) hereof), and such failure continues for thirty (30) days after the Lender's written notice to the Borrower;

(c) [Intentionally omitted.]

(d) any of the Certificate of Incorporation, the Existing Voting Agreement or the Investor Rights Agreement is amended prior to the consummation of a Public Offering such that the amendments effected by the Charter Amendment, the Voting Agreement Amendment or the IRA Amendment, as applicable, are no longer in effect other than in connection with a Public Offering or a Next Equity Financing;

(e) the Borrower makes an assignment for the benefit of its creditors or commences any proceeding, under any bankruptcy, reorganization, moratorium or insolvency law or any other law for the relief of, or relating to, debtors now or hereafter in effect, (i) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a custodian, receiver, trustee or assignee for the benefit of creditors (or other similar official) to take possession, custody or control of any asset or property of the Borrower; or

(f) there is commenced against the Borrower any proceeding of a nature referred to in clause (i) or (ii) of Section 9(e) above, which results in the entry of an order for relief or any such adjudication or appointment, and such order is not dismissed, vacated or reversed within ninety (90) days after its entry.

For so long as an Event of Default has occurred and is continuing, the Lender may declare, by written notice to the Borrower, the Loan to be in default (a "Loan Default"), and upon such a declaration of a Loan Default, (x) all the obligations of the Borrower hereunder will (to the extent not already due and payable) immediately and automatically become due and payable in full and (y) the Lender will be entitled to exercise at any time, and from time to time, in its sole discretion, any and all rights and remedies available to the Lender under applicable law.

10. Cumulative Remedies. No delay or omission of the Lender under this Secured Promissory Note or otherwise in respect of the Loan will exhaust or impair any right or power of the Lender hereunder or prevent the exercise of any right or power of the Lender hereunder during the continuance of any other Event of Default or Loan Default. No waiver by the Lender of any Event of Default or Loan Default, whether such waiver be full or partial, will extend to or affect any subsequent Event of Default or Loan Default, or impair the rights resulting therefrom, except as may otherwise be provided herein. The remedies provided in this Secured Promissory Note are cumulative and are not exclusive of any remedies provided by applicable law. No forbearance on the part of the Lender, and no extension of time for the payment of the whole or any portion of the Borrower's obligations hereunder or any other

indulgence given by the Lender to the Borrower, will operate to release or in any manner affect the liability of the Borrower to pay its obligations hereunder.

11. Certain Waivers. Except as may otherwise be provided in this Secured Promissory Note, the Borrower waives notice (including notice of protest, notice of dishonor, notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest, diligence in collection and bringing suit, and the filing of suit for the purpose of fixing liability, in each case to the fullest extent permitted by applicable law, in respect of this Secured Promissory Note.

12. Third-Party Rights; Assignment. This Secured Promissory Note will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the Borrower nor the Lender will assign any of its rights or obligations under this Secured Promissory Note without the prior written consent of the other party (such consent not to be unreasonably withheld), and any purported assignment without such consent will be void; provided, that the Lender may assign its rights and obligations under this Secured Promissory Note without the written consent of the Borrower to any Affiliate of Acacia Research Corporation ("Acacia") (i) which is Controlled by Acacia and (ii) at least a majority of the equity securities of which Acacia owns, directly or indirectly, and any such transferee may transfer this Secured Promissory Note only to an Affiliate of Acacia (I) which is Controlled by Acacia and (II) at least a majority of the equity securities of which Acacia owns, directly or indirectly, in each case so long as Acacia remains primarily responsible therefor; provided, further, that the Borrower may assign its rights and obligations under this Secured Promissory Note without the written consent of the Lender to any purchaser of all or substantially all of Borrower's assets or capital stock, so long as Veritone, Inc. remains primarily responsible therefor.[2]

13. Governing Law. This Secured Promissory Note will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal Laws of the State of Delaware will control the interpretation and construction of this Secured Promissory Note, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

14. Jurisdiction; Service of Process. Any action with respect to this Secured Promissory Note or the Loan will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). The Borrower and the Lender each hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such action, (a) any claim that is not personally subject to the jurisdiction of the above named courts for any reason other than the failure of service, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the

fullest extent permitted by applicable law, any claim that (i) the action in such court is brought in an inconvenient forum, (ii) the venue of such action is improper or (iii) this Secured Promissory Note, or the Loan, may not be enforced in or by such courts.

15. Severability; Obligations Absolute. If any provision of this Secured Promissory Note is held to be invalid or unenforceable, such invalidity or unenforceability will not invalidate this Secured Promissory Note as a whole, but this Secured Promissory Note will be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable, and the rights and obligations of the parties hereto hereunder will be construed and enforced only to such extent as will be permitted by applicable law. Notwithstanding the foregoing, the obligations of the Borrower hereunder will be absolute, unconditional and irrevocable, and will be performed strictly in accordance with the terms hereof, under all circumstances whatsoever, including the following circumstances: (a) any lack of validity or enforceability of this Secured Promissory Note; (b) any amendment or waiver of, or any consent to or departure from, this Secured Promissory Note; and (c) the existence of any claim, defense or other right which the Borrower may have at any time against the Lender or any other person or entity, whether in connection with this Secured Promissory Note, the Loan or otherwise. The Borrower understands and agrees that no payment by the Borrower under any other agreement, arrangement or document (whether voluntary or otherwise) will constitute a defense to its obligations hereunder.

16. Amendment. This Secured Promissory Note will not be amended or modified, in each case, except by a written agreement signed by the Borrower and the Lender.

17. Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Secured Promissory Note will be in writing and will be (a) delivered personally to the applicable person or entity (or to an officer of such entity) to whom the same is directed, or (b) sent by recognized overnight courier service or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(i) if to the Borrower, then to:

Veritone, Inc.
3366 Via Lido
Newport Beach, CA 92663
Attention: John M. Markovich, Chief Financial Officer
Facsimile: (949) 209-0365

with a copy (which will not constitute notice) to:

Munger, Tolles & Olson LLP
355 S. Grand Avenue, 35th Floor
Los Angeles, California
Attention: Mary Ann Todd, Esq.
Katherine H. Ku, Esq.
Facsimile: (213) 687-3702

with a copy (which will not constitute
notice) to:

Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, CA 92626
Attention: Ellen S. Bancroft, Esq.
Facsimile: 714-830-0700

(ii) if to the Lender, then to:

Acacia Research Corporation
520 Newport Center Drive, 12th Floor
Newport Beach, CA 92660
Attention: Edward J. Treska, General Counsel
Facsimile: 949-480-8391

with a copy (which will not constitute notice) to:

Greenberg Traurig, LLP
200 Park Avenue
New York, NY 10166
Attention: Dennis J. Block
Facsimile: 212-805-5555

with a copy (which will not constitute notice) to:

Stradling Yocca Carlson & Rauth, P.C.
660 Newport Center Drive, Suite 1600
Newport Beach, CA 92660
Attention: Mark L. Skaist
Facsimile: 949-725-4100

Any such notice will be deemed to be delivered, given and received for all purposes as of (x) the date so delivered, if delivered personally, (y) upon receipt, if sent by courier service, or (z) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

18. Further Assurances. The Borrower and the Lender will execute and deliver such additional documents and instruments, and perform such additional acts, in each case, as the other party may reasonably request to effectuate, carry out and perform the provisions and intent of this Secured Promissory Note.

19. Specific Performance. The Borrower and Lender agree that irreparable damage would occur in the event of a breach of this Secured Promissory Note, including a failure to extend and fund the Second Tranche Loan hereunder, and that each of them shall be entitled to specific performance in the event of a breach by the other, in addition to any other remedy at law or in equity. Each of Borrower and Lender hereby waives, in any action by the other for specific performance, the defense of adequacy of a remedy at law and the posting of any bond or other security in connection therewith.

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Borrower has executed this Secured Promissory Note in favor of the Lender as of the date first written above.

VERITONE, INC.,
a Delaware corporation

By: ______________________________

AGREED AND ACCEPTED BY THE LENDER:

ACACIA RESEARCH CORPORATION

By: ______________________________

EXHIBIT A

RECORD

See attached.

Date	**Principal Amount of Loan Made**	**Notation Made By**
August 15, 2016	$10,000,000.00	Edward J. Treska

EXHIBIT B

FIRST TRANCHE WARRANT A

FIRST TRANCHE WARRANT A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH MUST BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

VERITONE, INC.

Warrant Amount

Date of Issuance: August 15, 2016

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Veritone, Inc., a Delaware corporation (the "Company"), hereby grants to Acacia Research Corporation, a Delaware corporation (the "Holder"), subject to the terms and conditions set forth herein, the right to purchase up to a number of shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") equal to the quotient that results from dividing the Warrant Amount by the then applicable Exercise Price (as defined in Section 3(b)) (the "Warrant Shares"). The "Warrant Amount" means Seven Hundred Thousand Dollars ($700,000), as adjusted from to time to time pursuant to the terms and conditions hereof. At the time of any exercise of this Warrant in accordance with Section 3(a) (each, an "Exercise"), the purchase price of one (1) share of Common Stock under this Warrant shall be equal to the then applicable Exercise Price.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain secured promissory note (the "Secured Promissory Note"), of even date herewith, by and among Acacia Research Corporation ("Acacia") and the Company.

Section 2. Term. The Holder is entitled, at any time on or after the date hereof and at or prior to the close of business on the fourth anniversary of the date hereof (the "Termination Date") but not thereafter, to subscribe for and purchase all or any portion of the Warrant Shares from the Company, upon the terms and subject to the conditions set forth herein. Notwithstanding anything to the contrary herein, upon an Uncured Material Breach of any of the Transaction Agreements by Acacia, this Warrant will be, at the Company's written election, null and void *ab initio*.

Section 3. Exercise.

a) Exercise of the purchase rights represented by this Warrant may be made in whole or in part, at any time or times on or after the date hereof and on or before the Termination Date, by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (a "Notice of Exercise"). Within three (3) Business Days following the date of Exercise as aforesaid, the Holder shall deliver to the Company (i) the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise, by wire transfer or cashier's check drawn on a United States bank, and (ii) this Warrant and/or any certificate or certificates representing this Warrant. Partial Exercises of this Warrant resulting in purchases of a portion of the Warrant Amount available at the time of such Exercise shall have the effect of lowering the Warrant Amount by such portion. The Holder and the Company shall maintain records showing the portions of the Warrant Amount purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be, if such Exercise occurs (i) after the Maturity Date, and a Next Equity Financing was not consummated, and the Company has not made an initial filing of a Registration Statement with the Securities and Exchange Commission for a Public Offering, at or prior to the Maturity Date, $4.85, (ii) if a Next Equity Financing was consummated at or prior to the Maturity Date, during the period beginning on the date of closing of such Next Equity Financing, if any, and ending on (and including) the date on which the Company initially files a Registration Statement with the Securities and Exchange Commission for a Public Offering (such date, the "Filing Date"), the lower of (1) (x) $8.2394 (or, if such Exercise occurs following the conversion of the entire Convertible Amount (from inception of the Secured Promissory Note) into Conversion Shares, $8.1653) and (2) the price per share of the Equity Securities issued in such Next Equity Financing, or (iii) at any other time, (x) $8.2394 (or, if such Exercise occurs following the conversion of the entire Convertible Amount (from inception of the Secured Promissory Note) into Conversion Shares, $8.1653), in each case subject to adjustment as provided in Section 4 (the "Exercise Price").

c) [Intentionally omitted.]

d) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. (a) Subject to the receipt (I) by the Company of a completed Notice of Exercise, the aggregate Exercise Price in cash in accordance with Section 3(b), any supporting documents (including, without limitation, a stockholder representation letter) reasonably requested by the Company from the Holder in the event the transfer agent for the company, if any (the "Transfer Agent"), requires a letter of instruction or legal opinion to complete conversion, in whole or in part, of the Warrant and movement of any Warrant Shares, and the Warrant and/or any certificate or certificates representing this Warrant, and (II) by the Company or the Transfer Agent of any documents or paperwork required or requested by the Transfer

Agent in connection with the exercise of the Warrant (including, without limitation, an instruction letter or letters prepared, executed and medallion-guaranteed by the Holder's brokers and/or custodians) and (b) assuming the Company has not objected to the Notice of Exercise in accordance with Section 3(a), evidence of the Warrant Shares purchased hereunder shall be transmitted by the Company or the Transfer Agent, as applicable, to the Holder by (x) by book-entry in the books and records of the Company, or (y) otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise, in the case of each of clause (x) and (y) of this sentence, by the date that is three (3) Business Days after the delivery of the last of the items and payment of the aggregate Exercise Price set forth above described in clause (a) of this sentence (such date, the "Warrant Share Delivery Date"). Such Warrant Shares shall be deemed to have been issued, and Holder or any other person designated as the recipient thereof in the Notice of Exercise shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the then applicable Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 3(d)(vi) prior to the issuance of such shares, having been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the evidence representing the issued Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Amount called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant and, if such Warrants are certificated, a new certificate or certificates representing the new Warrant.

iii. [Intentionally omitted.]

iv. [Intentionally omitted.]

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the then applicable Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder (in accordance with and subject to the provisions of Section 5), this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax

incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 4. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company (x) upon exercise of this Warrant or (y) pursuant to a stock option plan or any similar employee compensation plan that is approved by the Company's board of directors), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each such case, at the time of any Exercise, the then applicable Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the then applicable Warrant Amount shall remain unchanged. Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the effective date or payment date, as applicable, of such dividend, distribution, subdivision, or combination.

b) [Intentionally omitted.]

c) [Intentionally omitted.]

d) Fundamental Transaction. If a Fundamental Transaction occurs at any time while this Warrant is outstanding, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the consummation of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate

Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

For purposes hereof, "Fundamental Transaction" means the consummation of any transaction, or a series of related transactions, in which the Company, directly or indirectly, (i) consummates a stock sale to, or effects any merger, consolidation or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with, another Person or group of Persons, whereby, in the case of any transaction(s) under this clause (i), such other Person or group of Persons acquires more than 50% of the total voting power of the then outstanding shares of capital stock of the Company, (ii) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets or (iii) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, provided that in no event shall a Public Offering be deemed a Fundamental Transaction.

e) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock or capital stock of the Company, as applicable, deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock or, for purposes of the definition of "Fundamental Transaction", capital stock of the Company (excluding treasury shares, if any) outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever there occurs an event that would require adjustment of the Exercise Price pursuant to any provision of this Section 4, the Company shall promptly mail to the Holder a notice setting forth the then applicable Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares then issuable and setting forth a brief statement of the facts requiring such adjustment. For purposes hereof, a notice delivered within ten (10) calendar days of an event resulting in an adjustment shall be deemed to have been timely delivered.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address or facsimile number as it shall appear upon the

Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivering thereof shall not affect the validity of the corporate action required to be specified in such notice. If the Company is subject to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, at the time of any notice provided hereunder, to the extent that such notice constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

iii. Notice of Filing Date. The Company shall provide Acacia with not less than fifteen (15) Business Days' advance notice of any Filing Date.

Section 5. Transfer of Warrant.

a) Transferability. The Holder shall not, in whole or in part, directly or indirectly, transfer, assign, sell, gift-over, hedge, pledge, hypothecate or otherwise dispose of this Warrant and all rights hereunder, or, prior to the Company's first Public Offering, the Warrant Shares (a "Transfer"), unless (i) the Holder shall have received the prior written consent of the Company (such consent not to be unreasonably withheld) or (ii) the transferee is an Affiliate of Acacia (A) which is Controlled by Acacia and (B) at least a majority of the equity securities of which Acacia owns, directly or indirectly. The Holder further agrees not to make any disposition of all or any portion of the Warrant Shares unless and until (i) the transferee has agreed in writing for the benefit of the Company to make such representations and warranties as are reasonable and customary in a private placement of securities and the undertakings set out in Section 6(d) of the Secured Promissory Note, mutatis mutandis, and (ii) the Holder has (A) notified the Company of the proposed disposition, (B) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act. The Holder agrees not to make any disposition of any of the Warrant Shares to (I) any of the Company's competitors, as determined in good faith by the Company, or (II) without the prior consent of the board of directors of the Company (not to be unreasonably withheld), any Person or group of Persons who has filed a Schedule 13D or would, as a result of acquiring any Warrant Shares from the Holder, be required to file under Schedule 13D. Any Transfer of this Warrant or any Warrant Shares in violation of the terms and conditions of this Warrant, including the

immediately preceding provisions of this Section 5(a), will be null and void *ab initio*. Subject to compliance with applicable federal and state security laws, any Transfer permitted under this Section 5(a) shall occur upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In connection with any such Transfer (if made other than pursuant to an effective registration statement under the Securities Act), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration of such transferred securities under the Securities Act. Upon (i) such surrender, (ii) if required, such payment, and (iii) if required, such opinion, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any Transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 6. Representations and Warranties of the Holder

a) Purchase for Own Account. This Warrant and the Warrant Shares will be acquired for investment for the Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act and the Holder has no present intention, and upon exercise or conversion will have no intention, of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. The Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Warrant Shares.

b) Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed

investment decision with respect to the acquisition of this Warrant and the Warrant Shares. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and the Warrant Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

c) Investment Experience. The Holder understands that the purchase of this Warrant and the Warrant Shares involves substantial risk. The Holder acknowledges that the Holder can bear the economic risk of such Holder's investment in this Warrant and the Warrant Shares and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and the Warrant Shares.

d) Accredited Investor Status. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

e) The Securities Act. The Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. The Holder further understands that settlement of this Warrant is to be made in shares of Common Stock and, for the elimination of doubt, the fact that the shares of Common Stock delivered on exercise of this Warrant will not be registered under the Securities Act (as defined below) will not in any way require the Company to settle this Warrant otherwise than in shares of Common Stock, including, without limitation, that there is no circumstance that would require the Company to settle this Warrant in cash.

Section 7. Covenants.

a) [Intentionally omitted.]

b) Solicitation. During the period beginning on the date of the Secured Promissory Note and ending on the earlier of (x) the Maturity Date and (y) the date of the consummation of a Public Offering, the Company may solicit, negotiate with, execute documents (including, but not limited to, nondisclosure agreements, term sheets, letters of intent, and definitive agreements) with, engage in diligence regarding, and consummate transactions with Persons or groups of Persons in connection with (i) acquisitions of such Persons or of the businesses or assets of such Persons or groups of Persons, (ii) a Next Equity Financing, (iii) investments by strategic investors, and (iv) a Public Offering; provided that, with respect to any of the transactions set forth in clauses (i) through (iii) above, the Company shall have received the consent of Acacia (such

consent not to be unreasonably withheld, delayed or conditioned) prior to consummating such transactions.

Section 8. Miscellaneous.

a) Legends. All certificates evidencing the Warrant Shares shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

b) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 3(d)(i).

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, the posting by the Holder of a bond in customary amount as the Company may reasonably require as indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Authorized Shares.

i. The Company covenants that, to the extent reasonably practicable, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the applicable Public Trading Market. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon

exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (A) not increase the par value of any Warrant Shares above the amount payable therefor upon exercise immediately prior to such exercise of which the Company has received a Notice of Exercise, (B) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (C) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

iii. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, in each case pursuant to Section 4, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All disputes concerning the construction, validity, enforcement and interpretation of this Warrant shall be resolved in accordance with Section 14 of the Secured Promissory Note, mutatis mutandis.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered pursuant to an effective registration statement, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of any of the Transaction Agreements, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with Section 17 of the Secured Promissory Note, mutatis mutandis.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant, and the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws and compliance with Section 5(a), this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holder. The Company may assign its rights and obligations under this Warrant without the written consent of the Holder or any holder of Warrant Shares to any purchaser of all or substantially all of the Company's assets or capital stock or another acquirer of the Company or its business through a Fundamental Transaction. The provisions of this Warrant are intended to be for the benefit of any permitted Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) Confidential Information. The Holder (which, for purposes of this Section 8(o) will include Acacia, even if a permitted assign thereof becomes the Holder hereof) agrees to keep confidential and not disclose, divulge or use for any purpose (other than to monitor its investment in the Company or to enforce its rights under any of the Transaction Agreements) any information obtained from the Company or any of its Subsidiaries (including notice of the Company's intention to file a registration statement) that the Company believes to be confidential information, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 8(o) by the Holder), (ii) is or has been independently developed or conceived by the Holder or any of its Subsidiaries without use of the Company's confidential information or (iii) has been made known or disclosed to the Holder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided that Acacia may disclose confidential information (A) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company or to enforce its rights under any of the Transaction Agreements, (B) to any wholly owned Subsidiary of the Holder in the ordinary course of business; provided, that, with respect to the foregoing clauses (A) and (B), the Holder informs such Persons of the proprietary interest and nature of such confidential information and of the recipient's obligations, as applicable, to keep such information confidential, or (C) to the extent that disclosure of such confidential information is compelled by judicial or administrative process or by other requirements of applicable law, provided that, to the extent permitted by applicable law, the Holder promptly notifies the Company of any such request or requirement, discloses only that portion of the confidential information that its legal counsel advises in writing is required to be disclosed and reasonably cooperates with any efforts by the Company to obtain an appropriate protective order or confidential treatment of such confidential information that is or is proposed to be disclosed.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Company:

VERITONE, INC.

By:____
Name:
Title:

Holder:

ACACIA RESEARCH CORPORATION

By: __________________________________
Name:
Title:

NOTICE OF EXERCISE

TO: **VERITONE, INC.**

(1) The undersigned hereby elects to exercise $________ of the Warrant Amount for Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate exercise price in full in cash for such exercise, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

The Warrant Shares shall be delivered (a) by book-entry in the books and records of the Company, or (b) by physical delivery of a certificate to the following address:

____

____

____

Name of Investing Entity: **ACACIA RESEARCH CORPORATION**

Signature of Authorized Signatory of Investing Entity: _______________________________

Name of Authorized Signatory: _______________________________

Title of Authorized Signatory: _______________________________

Date: _______________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

VERITONE, INC.

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

____ whose address is

____.

____

Dated: ______________, _______

Holder's Signature: ____________________________

Holder's Address: ____________________________

____

Signature Guaranteed: ____

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B

FORM OF FIRST TRANCHE WARRANT B AND SECOND TRANCHE WARRANT

See attached.

FORM OF [FIRST TRANCHE WARRANT B][SECOND TRANCHE WARRANT]

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH MUST BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

VERITONE, INC.

Warrant Amount Date of Issuance: [•], 20[•]

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Veritone, Inc., a Delaware corporation (the "Company"), hereby grants to Acacia Research Corporation, a Delaware corporation (the "Holder"), subject to the terms and conditions set forth herein, the right to purchase up to a number of shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") equal to the quotient that results from dividing the Warrant Amount by the then applicable Exercise Price (as defined in Section 3(b)) (the "Warrant Shares"). The "Warrant Amount" means Seven Hundred Thousand Dollars ($700,000), as adjusted from to time to time pursuant to the terms and conditions hereof. At the time of any exercise of this Warrant in accordance with Section 3(a) (each, an "Exercise"), the purchase price of one (1) share of Common Stock under this Warrant shall be equal to the then applicable Exercise Price.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain secured promissory note (the "Secured Promissory Note"), dated as of [•], 2016, by and among Acacia Research Corporation ("Acacia") and the Company.

Section 2. Term. The Holder is entitled, at any time on or after the date hereof and at or prior to the close of business on the fourth anniversary of the date hereof (the "Termination Date") but not thereafter, to subscribe for and purchase all or any portion of the Warrant Shares from the Company, upon the terms and subject to the conditions set forth herein. Notwithstanding anything to the contrary herein, upon an Uncured Material Breach of any of the Transaction Agreements by Acacia, this Warrant will be, at the Company's written election, null and void *ab initio*.

Section 3. Exercise.

a) Exercise of the purchase rights represented by this Warrant may be made in whole or in part, at any time or times on or after the date hereof and on or before the Termination Date, by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (a "Notice of Exercise"). Within three (3) Business Days following the date of Exercise as aforesaid, the Holder shall deliver to the Company (i) the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise, by wire transfer or cashier's check drawn on a United States bank, and (ii) this Warrant and/or any certificate or certificates representing this Warrant. Partial Exercises of this Warrant resulting in purchases of a portion of the Warrant Amount available at the time of such Exercise shall have the effect of lowering the Warrant Amount by such portion. The Holder and the Company shall maintain records showing the portions of the Warrant Amount purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be, if such Exercise occurs (i) after the Maturity Date, and a Next Equity Financing was not consummated, and the Company has not made an initial filing of a Registration Statement, at or prior to the Maturity Date, \$4.85, (ii) if a Next Equity Financing was consummated at or prior to the Maturity Date, during the period beginning on the date of closing of such Next Equity Financing (or, if such Next Equity Financing occurred prior to the funding of the Second Tranche Loan under the Secured Promissory Note, the date hereof), and ending on (and including) the date on which the Company initially files a Registration Statement with the Securities and Exchange Commission for a Public Offering (such date, the "Filing Date"), the price per share of the Equity Securities issued in such Next Equity Financing, or (iii) at any other time, (x) \$8.2394 (or, if such Exercise occurs following the conversion of the entire Convertible Amount (from inception of the Secured Promissory Note) into Conversion Shares, \$8.1653), in each case subject to adjustment as provided in Section 4 (the "Exercise Price").

c) [Intentionally omitted.]

d) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. (a) Subject to the receipt (I) by the Company of a completed Notice of Exercise, the aggregate Exercise Price in cash in accordance with Section 3(b), any supporting documents (including, without limitation, a stockholder representation letter) reasonably requested by the Company from the Holder in the event the transfer agent for the company, if any (the "Transfer Agent"), requires a letter of instruction or legal opinion to complete conversion, in whole or in part, of the Warrant and movement of any Warrant Shares, and the Warrant and/or any certificate or certificates representing this Warrant, and (II) by the Company or the Transfer Agent of any documents or paperwork required or requested by the Transfer Agent in connection with the exercise of the Warrant (including, without limitation, an instruction letter or letters prepared, executed and medallion-guaranteed by the Holder's

brokers and/or custodians) and (b) assuming the Company has not objected to the Notice of Exercise in accordance with Section 3(a), evidence of the Warrant Shares purchased hereunder shall be transmitted by the Company or the Transfer Agent, as applicable, to the Holder by (x) by book-entry in the books and records of the Company, or (y) otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise, in the case of each of clause (x) and (y) of this sentence, by the date that is three (3) Business Days after the delivery of the last of the items and payment of the aggregate Exercise Price set forth above described in clause (a) of this sentence (such date, the "Warrant Share Delivery Date"). Such Warrant Shares shall be deemed to have been issued, and Holder or any other person designated as the recipient thereof in the Notice of Exercise shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the then applicable Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 3(d)(vi) prior to the issuance of such shares, having been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the evidence representing the issued Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Amount called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant and, if such Warrants are certificated, a new certificate or certificates representing the new Warrant.

iii. [Intentionally omitted.]

iv. [Intentionally omitted.]

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the then applicable Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder (in accordance with and subject to the provisions of Section 5), this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 4. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company (x) upon exercise of this Warrant or (y) pursuant to a stock option plan or any similar employee compensation plan that is approved by the Company's board of directors), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each such case, at the time of any Exercise, the then applicable Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the then applicable Warrant Amount shall remain unchanged. Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the effective date or payment date, as applicable, of such dividend, distribution, subdivision, or combination.

b) [Intentionally omitted.]

c) [Intentionally omitted.]

d) Fundamental Transaction. If a Fundamental Transaction occurs at any time while this Warrant is outstanding, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the consummation of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

For purposes hereof, "Fundamental Transaction" means the consummation of any transaction, or a series of related transactions, in which the Company, directly or indirectly, (i) consummates a stock sale to, or effects any merger, consolidation or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with, another Person or group of Persons, whereby, in the case of any transaction(s) under this clause (i), such other Person or group of Persons acquires more than 50% of the total voting power of the then outstanding shares of capital stock of the Company, (ii) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets or (iii) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, provided that in no event shall a Public Offering be deemed a Fundamental Transaction.

e) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock or capital stock of the Company, as applicable, deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock or, for purposes of the definition of "Fundamental Transaction", capital stock of the Company (excluding treasury shares, if any) outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever there occurs an event that would require adjustment of the Exercise Price pursuant to any provision of this Section 4, the Company shall promptly mail to the Holder a notice setting forth the then applicable Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares then issuable and setting forth a brief statement of the facts requiring such adjustment. For purposes hereof, a notice delivered within ten (10) calendar days of an event resulting in an adjustment shall be deemed to have been timely delivered.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address or facsimile number as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption,

rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivering thereof shall not affect the validity of the corporate action required to be specified in such notice. If the Company is subject to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, at the time of any notice provided hereunder, to the extent that such notice constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

iii. Notice of Filing Date. The Company shall provide Acacia with not less than fifteen (15) Business Days' advance notice of any Filing Date.

Section 5. Transfer of Warrant.

a) Transferability. The Holder shall not, in whole or in part, directly or indirectly, transfer, assign, sell, gift-over, hedge, pledge, hypothecate or otherwise dispose of this Warrant and all rights hereunder, or, prior to the Company's first Public Offering, the Warrant Shares (a "Transfer"), unless (i) the Holder shall have received the prior written consent of the Company (such consent not to be unreasonably withheld) or (ii) the transferee is an Affiliate of Acacia (i) which is Controlled by Acacia and (ii) at least a majority of the equity securities of which Acacia owns, directly or indirectly. The Holder further agrees not to make any disposition of all or any portion of the Warrant Shares unless and until (i) the transferee has agreed in writing for the benefit of the Company to make such representations and warranties as are reasonable and customary in a private placement of securities and the undertakings set out in Section 6(d) of the Secured Promissory Note, mutatis mutandis, and (ii) the Holder has (A) notified the Company of the proposed disposition, (B) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act. The Holder agrees not to make any disposition of any of the Warrant Shares to (I) any of the Company's competitors, as determined in good faith by the Company, or (II) without the prior consent of the board of directors of the Company (not to be unreasonably withheld), any Person or group of Persons who has filed a Schedule 13D or would, as a result of acquiring any Warrant Shares from the Holder, be required to file under Schedule 13D. Any Transfer of this Warrant or any Warrant Shares in violation of the terms and conditions of this Warrant, including the immediately preceding provisions of this Section 5(a), will be null and void *ab initio*. Subject to compliance with applicable federal and state security laws, any Transfer permitted under this Section 5(a) shall occur upon surrender of this Warrant at the principal office of the Company or

its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In connection with any such Transfer (if made other than pursuant to an effective registration statement under the Securities Act), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration of such transferred securities under the Securities Act. Upon (i) such surrender, (ii) if required, such payment, and (iii) if required, such opinion, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any Transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 6. Representations and Warranties of the Holder

a) Purchase for Own Account. This Warrant and the Warrant Shares will be acquired for investment for the Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act and the Holder has no present intention, and upon exercise or conversion will have no intention, of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. The Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Warrant Shares.

b) Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and the Warrant Shares. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and

the Warrant Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

c) Investment Experience. The Holder understands that the purchase of this Warrant and the Warrant Shares involves substantial risk. The Holder acknowledges that the Holder can bear the economic risk of such Holder's investment in this Warrant and the Warrant Shares and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and the Warrant Shares.

d) Accredited Investor Status. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

e) The Securities Act. The Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. The Holder further understands that settlement of this Warrant is to be made in shares of Common Stock and, for the elimination of doubt, the fact that the shares of Common Stock delivered on exercise of this Warrant will not be registered under the Securities Act (as defined below) will not in any way require the Company to settle this Warrant otherwise than in shares of Common Stock, including, without limitation, that there is no circumstance that would require the Company to settle this Warrant in cash.

Section 7. [Intentionally omitted.]

Section 8. Miscellaneous.

a) Legends. All certificates evidencing the Warrant Shares shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO

THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

b) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 3(d)(i).

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, the posting by the Holder of a bond in customary amount as the Company may reasonably require as indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Authorized Shares.

i. The Company covenants that, to the extent reasonably practicable, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the applicable Public Trading Market. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (A) not increase the par value of any Warrant Shares above the amount payable therefor upon exercise immediately prior to such exercise of which the Company has received a Notice of Exercise, (B) take all such action as may be

necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (C) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

iii. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, in each case pursuant to Section 4, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All disputes concerning the construction, validity, enforcement and interpretation of this Warrant shall be resolved in accordance with Section 14 of the Secured Promissory Note, mutatis mutandis.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered pursuant to an effective registration statement, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of any of the Transaction Agreements, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with Section 17 of the Secured Promissory Note, mutatis mutandis.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant, and the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws and compliance with Section 5(a), this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holder. The Company may assign its rights and obligations under this Warrant without the written consent of the Holder or any holder of Warrant Shares to any purchaser of all or substantially all of the Company's assets or capital stock or another acquirer of the Company or its business through a Fundamental Transaction. The provisions of this Warrant are intended to be for the benefit of any permitted Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) Confidential Information. Acacia (which for purposes of this Section 8(o) will include any other permitted Holder hereof) agrees to keep confidential and not disclose, divulge or use for any purpose (other than to monitor its investment in the Company or to enforce its rights under any of the Transaction Agreements) any information obtained from the Company or any of its Subsidiaries (including notice of the Company's intention to file a registration statement) that the Company believes to be confidential information, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 8(o) by Acacia), (ii) is or has been independently developed or conceived by Acacia or any of its Subsidiaries without use of the Company's confidential information or (iii) has been made known or disclosed to Acacia by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided that Acacia may disclose confidential information (A) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company or to enforce its rights under any of the Transaction Agreements, (B) to any wholly owned Subsidiary of Acacia in the ordinary course of business; provided, that, with respect to the foregoing clauses (A) and (B), Acacia informs such Persons of the proprietary interest and nature of such confidential information and of the recipient's obligations, as applicable, to keep such information confidential, or (C) to the extent that disclosure of such confidential information is compelled by judicial or administrative process or by other requirements of applicable law, provided that, to the extent permitted by applicable law, Acacia promptly notifies the Company of any such request or requirement, discloses only that portion of the confidential information that its legal counsel advises in writing is required to be disclosed and reasonably cooperates with any efforts by the Company to obtain an appropriate protective order or confidential treatment of such confidential information that is or is proposed to be disclosed.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Company:

VERITONE, INC.

By:____________________________________
Name:
Title:

Holder:

ACACIA RESEARCH CORPORATION

By: ______________________________
Name:
Title:

NOTICE OF EXERCISE

TO: **VERITONE, INC.**

(1) The undersigned hereby elects to exercise $_______ of the Warrant Amount for Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate exercise price in full in cash for such exercise, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

The Warrant Shares shall be delivered (a) by book-entry in the books and records of the Company, or (b) by physical delivery of a certificate to the following address:

____

____

____

Name of Investing Entity: **ACACIA RESEARCH CORPORATION**

Signature of Authorized Signatory of Investing Entity: ______________________________

Name of Authorized Signatory: ______________________________

Title of Authorized Signatory: ______________________________

Date: ______________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

VERITONE, INC.

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

____ whose address is

____.

____

Dated: ______________, _______

Holder's Signature: ____________________________

Holder's Address: ____________________________

____

Signature Guaranteed: ____

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT C

PRIMARY WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH MUST BE REASONABLY ACCEPTABLE TO THE COMPANY.

PRIMARY COMMON STOCK PURCHASE WARRANT

VERITONE, INC.

Warrant Amount | Date of Issuance: August 15, 2016

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Veritone, Inc., a Delaware corporation (the "Company"), hereby grants to Acacia Research Corporation, a Delaware Corporation (the "Holder"), subject to the terms and conditions set forth herein, the right to purchase up to a number of shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") equal to the quotient that results from dividing the Warrant Amount by the then applicable Exercise Price (as defined in Section 3(b)) (the "Warrant Shares"). The "Warrant Amount" means Fifty Million Dollars ($50,000,000) less all Convertible Amount(s) (i) then outstanding under the Secured Promissory Note (as defined below), (ii) repaid by the Company at any time following a Next Equity Financing, or (iii) previously converted into Conversion Shares as of the time of any Exercise, as adjusted from to time to time pursuant to the terms and conditions hereof. At the time of any exercise of this Warrant in accordance with Section 3(a) (each, an "Exercise"), the purchase price of one (1) share of Common Stock under this Warrant shall be equal to the then applicable Exercise Price.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in (i) that certain Investment Agreement, dated as of the date hereof (the "Investment Agreement"), by and between Acacia Research Corporation ("Acacia") and the Company, or (ii) that certain secured promissory note (the "Secured Promissory Note"), dated as of the date hereof, by and between Acacia and the Company, as the case may be.

Section 2. Term. The Holder is entitled, at any time on or after the date hereof and at or prior to the close of business on the fifth anniversary of the date hereof (the "Termination Date") but not thereafter, to subscribe for and purchase all or any portion of the Warrant Shares from the Company, upon the terms and subject to the conditions set forth herein; provided, that, Holder may not Exercise (as defined below) this Warrant for Warrant Shares until the earlier of (i) the date that is twelve (12) months from the date hereof and (ii) the date of consummation of a

Public Offering. Notwithstanding the foregoing, if the Company consummates a Public Offering and at any time prior to the Termination Date the closing price of the Common Stock on the applicable Public Trading Market is equal to or greater than the then applicable Exercise Price (the "Put Floor"), the Company will be entitled to elect, by written notice to the Holder delivered within one Business Day of such Put Floor being satisfied (the "Put Notice"), that the Holder Exercise this Warrant and purchase all remaining Warrant Shares for the then applicable Exercise Price (the "Company Put Right"), and the Holder hereby agrees to undertake and complete such Exercise and purchase all remaining Warrant Shares within fifteen (15) Business Days of delivery of such Put Notice by the Company; provided, however, that, notwithstanding the foregoing, if (i) a Company Material Adverse Effect has occurred and is continuing as of the date on which the Holder receives such Put Notice from the Company, (ii) any of the conditions to the obligations of Acacia set forth in Section 6.1 of the Investment Agreement has not been satisfied, or (iii) the Company is otherwise in Uncured Material Breach (as defined in the Secured Promissory Note) of any of the Transaction Agreements, in each case, then the Holder shall not be obligated to Exercise this Warrant for Warrant Shares pursuant to the Company Put Right. Notwithstanding anything to the contrary herein, upon an Uncured Material Breach of any of the Transaction Agreements by Acacia or the Holder, this Warrant will be, at the Company's written election, null and void *ab initio*.

Section 3. Exercise.

a) Exercise of the purchase rights represented by this Warrant may be made in whole or in part, at any time or times on or after the date hereof and on or before the Termination Date, by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (a "Notice of Exercise"); provided, that, Holder may not Exercise this Warrant for Warrant Shares until the earlier of (i) the date that is twelve (12) months from the date hereof and (ii) the date of consummation of a Public Offering; and provided, further, that upon an exercise by the Company of the Company Put Right that satisfies the conditions set forth in Section 2 above, the Holder hereby agrees to Exercise this Warrant and purchase all remaining Warrant Shares for the then applicable Exercise Price in the manner set forth in Section 2 above. Within three (3) Business Days following the date of a Notice of Exercise, or within fifteen (15) Business Days of the delivery of a Put Notice by the Company, as the case may be, the Holder shall deliver to the Company (i) the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise or Company Put Notice, by wire transfer or cashier's check drawn on a United States bank, and (ii) this Warrant and/or any certificate or certificates representing this Warrant. Partial Exercises of this Warrant resulting in purchases of a portion of the Warrant Amount available at the time of such Exercise shall have the effect of lowering the Warrant Amount by such portion. The Holder and the Company shall maintain records showing the portions of the Warrant Amount purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be (i) if this Warrant is exercised in full, either (1) $8.1653 if the entire Convertible Amount from inception of the Secured Promissory Note has not been

converted in full into Conversion Shares or (2) $7.9817 if the entire Convertible Amount from inception of the Secured Promissory Note has been converted in full into Conversion Shares or (ii) if this Warrant is not exercised in full, either (1) $8.1653 if the entire Convertible Amount from inception of the Secured Promissory Note has been converted in full into Conversion Shares or (2) $8.2394 if the entire Convertible Amount from inception of the Secured Promissory Note has not been converted in full into Conversion Shares, in each case as determined at the time of delivery of the applicable Notice of Exercise or Put Notice and subject to adjustment as provided in Section 4 (the "Exercise Price").

c) [Intentionally omitted.]

d) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. (a) Subject to the receipt (I) by the Company of a completed Notice of Exercise, the aggregate Exercise Price in cash in accordance with Section 3(b), any supporting documents (including, without limitation, a stockholder representation letter) reasonably requested by the Company from the Holder in the event the transfer agent for the company, if any (the "Transfer Agent"), requires a letter of instruction or legal opinion to complete conversion, in whole or in part, of the Warrant and movement of any Warrant Shares, and the Warrant and/or any certificate or certificates representing this Warrant, and (II) by the Company or the Transfer Agent of any documents or paperwork required or requested by the Transfer Agent in connection with the exercise of the Warrant (including, without limitation, an instruction letter or letters prepared, executed and medallion-guaranteed by the Holder's brokers and/or custodians) and (b) assuming the Company has not objected to the Notice of Exercise in accordance with Section 3(a), evidence of the Warrant Shares purchased hereunder shall be transmitted by the Company or the Transfer Agent, as applicable, to the Holder by (x) by book-entry in the books and records of the Company, or (y) otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise, in the case of each of clause (x) and (y) of this sentence, by the date that is three (3) Business Days after the delivery of the last of the items and payment of the aggregate Exercise Price set forth above described in clause (a) of this sentence (such date, the "Warrant Share Delivery Date"). Such Warrant Shares shall be deemed to have been issued, and Holder or any other person designated as the recipient thereof in the Notice of Exercise shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the then applicable Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 3(d)(vi) prior to the issuance of such shares, having been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the evidence representing the issued Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Amount called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant and, if such Warrants are certificated, a new certificate or certificates representing the new Warrant.

iii. [Intentionally omitted.]

iv. [Intentionally omitted.]

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the then applicable Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder (in accordance with and subject to the provisions of Section 5), this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 4. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company (x) upon exercise of this Warrant or (y) pursuant to a stock option plan or any similar employee compensation plan that is approved by the Company's board of directors), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each such case, at the time of any Exercise, the then applicable Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the then applicable Warrant Amount shall remain unchanged. Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the effective date or payment date, as applicable, of such dividend, distribution, subdivision, or combination.

b) [Intentionally omitted.]

c) [Intentionally omitted.]

d) Fundamental Transaction. If a Fundamental Transaction occurs at any time while this Warrant is outstanding, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the consummation of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

For purposes hereof, "Fundamental Transaction" means the consummation of any transaction, or a series of related transactions, in which the Company, directly or indirectly, (i) consummates a stock sale to, or effects any merger, consolidation or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with, another Person or group of Persons, whereby, in the case of any transaction(s) under this clause (i), such other Person or group of Persons acquires more than 50% of the total voting power of the then outstanding shares of capital stock of the Company, (ii) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets or (iii) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, provided that in no event shall a Public Offering be deemed a Fundamental Transaction.

e) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock or capital stock of the Company, as applicable, deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock or, for purposes of the definition of "Fundamental Transaction", capital stock of the Company (excluding treasury shares, if any) outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever there occurs an event that would require adjustment of the Exercise Price pursuant to any provision of this

Section 4, the Company shall promptly mail to the Holder a notice setting forth the then applicable Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares then issuable and setting forth a brief statement of the facts requiring such adjustment. For purposes hereof, a notice delivered within ten (10) calendar days of an event resulting in an adjustment shall be deemed to have been timely delivered.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address or facsimile number as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivering thereof shall not affect the validity of the corporate action required to be specified in such notice. If the Company is subject to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, at the time of any notice provided hereunder, to the extent that such notice constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to Exercise this Warrant (and the Company, if entitled to elect Exercise by the Holder, shall remain so entitled) during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 5. Transfer of Warrant.

a) Transferability. The Holder shall not, in whole or in part, directly or indirectly, transfer, assign, sell, gift-over, hedge, pledge, hypothecate or otherwise dispose of this Warrant and all rights hereunder, or, prior to the Company's first Public Offering, the Warrant

Shares (a "Transfer"), unless (i) the Holder shall have received the prior written consent of the Company (such consent not to be unreasonably withheld) or (ii) the transferee is an Affiliate of Acacia (i) which is Controlled by Acacia and (ii) at least a majority of the equity securities of which Acacia owns, directly or indirectly. The Holder further agrees not to make any disposition of all or any portion of the Warrant Shares unless and until (i) the transferee has agreed in writing for the benefit of the Company to make such representations and warranties as are reasonable and customary in a private placement of securities and the undertakings set out in Section 6(d) of the Secured Promissory Note, mutatis mutandis, and (ii) the Holder has (A) notified the Company of the proposed disposition, (B) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act. The Holder agrees not to make any disposition of any of the Warrant Shares to (I) any of the Company's competitors, as determined in good faith by the Company, or (II) without the prior consent of the board of directors of the Company (not to be unreasonably withheld), any Person or group of Persons who has filed a Schedule 13D or would, as a result of acquiring any Warrant Shares from the Holder, be required to file under Schedule 13D. Any Transfer of this Warrant or any Warrant Shares in violation of the terms and conditions of this Warrant, including the immediately preceding provisions of this Section 5(a), will be null and void *ab initio*. Subject to compliance with applicable federal and state security laws, any Transfer permitted under this Section 5(a) shall occur upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In connection with any such Transfer (if made other than pursuant to an effective registration statement under the Securities Act), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration of such transferred securities under the Securities Act. Upon (i) such surrender, (ii) if required, such payment, and (iii) if required, such opinion, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any Transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 6. Representations and Warranties of the Holder

a) Purchase for Own Account. This Warrant and the Warrant Shares will be acquired for investment for the Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act and the Holder has no present intention, and upon exercise or conversion will have no intention, of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. The Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Warrant Shares.

b) Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and the Warrant Shares. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and the Warrant Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

c) Investment Experience. The Holder understands that the purchase of this Warrant and the Warrant Shares involves substantial risk. The Holder acknowledges that the Holder can bear the economic risk of such Holder's investment in this Warrant and the Warrant Shares and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and the Warrant Shares.

d) Accredited Investor Status. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

e) The Securities Act. The Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. The Holder further understands that settlement of this Warrant is to be made in shares of Common Stock and, for the elimination of doubt, the fact that the shares of Common Stock delivered on exercise of this Warrant will not be registered under the Securities Act (as defined below) will not in any way require the Company to

settle this Warrant otherwise than in shares of Common Stock, including, without limitation, that there is no circumstance that would require the Company to settle this Warrant in cash.

Section 7. Covenants.

a) 10% Warrant. As soon as reasonably practicable following effectuation of the Exercise of this Warrant for the entire Warrant Amount, whether in a single Exercise or a series of partial Exercises (including the Company's receipt of the aggregate Exercise Price in respect of the entire Warrant Amount), the Company will issue to Acacia a common stock purchase warrant (the "10% Warrant") in respect of its Common Stock, substantially in the form attached hereto as Exhibit A.

b) Voting Agreement. Contingent upon effectuation of the Exercise of this Warrant for the entire Warrant Amount, whether in a single Exercise or a series of partial Exercises (including the Company's receipt of the aggregate Exercise Price in respect of the entire Warrant Amount), the Voting Agreement, entered into as of the date hereof by and among the Company, Acacia and the principal stockholders of the Company party thereto (the "Voting Agreement"), will take effect as provided therein.

Section 8. Miscellaneous.

a) Legends. All certificates evidencing the Warrant Shares shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

b) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 3(d)(i).

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, the posting by the Holder of a bond in customary amount as the Company may reasonably require as indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the

Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Authorized Shares.

i. The Company covenants that, to the extent reasonably practicable, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Public Trading Market. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (A) not increase the par value of any Warrant Shares above the amount payable therefor upon exercise immediately prior to such exercise of which the Company has received a Notice of Exercise, (B) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (C) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

iii. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, in each case pursuant to Section 4, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All disputes concerning the construction, validity, enforcement and interpretation of this Warrant shall be resolved in accordance with Section 14 of the Secured Promissory Note, mutatis mutandis.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered pursuant to an effective registration statement, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of any of the Transaction Agreements, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with Section 17 of the Secured Promissory Note, mutatis mutandis.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. Each of the Holder and the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its respective rights under this Warrant, and each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws and compliance with Section 5(a), this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The Company may assign its rights and obligations under this Warrant without the written consent of any Holder or holder of Warrant Shares to any purchaser of all or substantially all of the Company's assets or capital stock or another acquirer of the Company or its business through a Fundamental Transaction. The provisions of this Warrant are intended to be for the benefit of any permitted Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) Confidential Information. The Holder (which, for purposes of this Section 8(o) will include Acacia, even if a permitted assign thereof becomes the Holder) agrees to keep confidential and not disclose, divulge or use for any purpose (other than to monitor its investment in the Company or to enforce its rights under any of the Transaction Agreements) any information obtained from the Company or any of its Subsidiaries (including notice of the Company's intention to file a registration statement) that the Company believes to be confidential information, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 8(o) by the Holder, (ii) is or has been independently developed or conceived by the Holder or any of its Subsidiaries without use of the Company's confidential information or (iii) has been made known or disclosed to the Holder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided that the Holder may disclose confidential information (A) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company or to enforce its rights under any of the Transaction Agreements, (B) to any wholly owned Subsidiary of the Holder in the ordinary course of business; provided, that, with respect to the foregoing clauses (A) and (B), the Holder informs such Persons of the proprietary interest and nature of such confidential information and of the recipient's obligations, as applicable, to keep such information confidential, or (C) to the extent that disclosure of such confidential information is compelled by judicial or administrative process or by other requirements of applicable law, provided that, to the extent permitted by applicable law, the Holder promptly notifies the Company of any such request or requirement, discloses only that portion of the confidential information that its legal counsel advises in writing is required to be disclosed and reasonably cooperates with any efforts by the Company to obtain an appropriate protective order or confidential treatment of such confidential information that is or is proposed to be disclosed.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Company:

VERITONE, INC.

By:____
Name:
Title:

Holder:

ACACIA RESEARCH CORPORATION

By: ___________________________________
Name:
Title:

NOTICE OF EXERCISE

TO: **VERITONE, INC.**

(1) The undersigned hereby elects to exercise $________ of the Warrant Amount for Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate exercise price in full in cash for such exercise, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

The Warrant Shares shall be delivered (a) by book-entry in the books and records of the Company, or (b) by physical delivery of a certificate to the following address:

____

____

____

Name of Investing Entity: **ACACIA RESEARCH CORPORATION**

Signature of Authorized Signatory of Investing Entity: ________________________________

Name of Authorized Signatory: ________________________________

Title of Authorized Signatory: ________________________________

Date: ________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

VERITONE, INC.

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

____ whose address is

____.

____

Dated: _____________, ______

Holder's Signature: ____________________________

Holder's Address: ____________________________

____

Signature Guaranteed: ____

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT A

FORM OF 10% WARRANT

See attached.

FORM OF 10% WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH MUST BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

VERITONE, INC.

Warrant Shares: ______ Date of Issuance: _______, [20XX]

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Veritone, Inc., a Delaware corporation (the "Company"), hereby grants to Acacia Research Corporation, a Delaware corporation (the "Holder"), subject to the terms and conditions set forth herein, the right to purchase up to 1,349,001 shares (the "Warrant Shares") of common stock, par value $0.001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 3(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in (i) that certain Investment Agreement, dated as of the date hereof (the "Investment Agreement"), by and among the Holder and the Company, or (ii) that certain Secured Promissory Note, dated as of the date hereof (the "Secured Promissory Note"), by and among the Holder and the Company, as the case may be.

Section 2. Vesting Schedule; Term.

a) Vesting Schedule. The Warrant Shares shall vest as follows: (i) 674,501 Warrant Shares will vest and become exercisable on the date hereof (the "Initial Exercise Date"); and (ii) the remaining 674,500 Warrant Shares shall vest and become exercisable on the one-year anniversary of the date hereof (the "Second Exercise Date" and, together with the Initial Exercise Date, each, an "Exercise Date").

b) Term. The Holder is entitled, at any time on or after each respective Exercise Date and at or prior to the close of business on the fifth anniversary of the date hereof (the "Termination Date") but not thereafter, to subscribe for and purchase all or any portion of

the then Exercisable Warrant Shares from the Company, upon the terms and subject to the conditions set forth herein. For purposes hereof, "Exercisable Warrant Shares" means, as of any date, any and all Warrant Shares (or other securities to which the Holder is entitled pursuant to Section 4) that have vested and become exercisable prior to such date in accordance with Section 2(a).

Section 3. Exercise.

a) Exercise of the purchase rights represented by this Warrant may be made with respect to any then Exercisable Warrant Shares, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (a "Notice of Exercise"). Within three (3) Business Days following the date of exercise as aforesaid, the Holder shall deliver to the Company (i) the aggregate Exercise Price for the Exercisable Warrant Shares specified in the applicable Notice of Exercise, by wire transfer or cashier's check drawn on a United States bank (unless the cashless exercise procedure specified in Section 3(c) below is specified in the applicable Notice of Exercise), and (ii) this Warrant and/or any certificate or certificates representing this Warrant. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the number of Warrant Shares purchasable hereunder by an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $8.0542, subject to adjustment as provided in Section 4 (the "Exercise Price").

c) Cashless Exercise. This Warrant may be exercised with respect to any then Exercisable Warrant Shares, in whole or in part, at any time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B)*(X)] by (A), where:

(A) = the Market Value on the Business Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a "cashless exercise," as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

For purposes hereof, "Market Value" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted

on a Public Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Public Trading Market on which the Common Stock is then listed or quoted, as reported by Bloomberg L.P. (based on a Business Day from 9:30 a.m., New York time, to 4:02 p.m., New York time); (b) in the event that this Warrant is exercised in connection with a Public Offering, the per share offering price to the public of the Public Offering, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company's board of directors and reasonably acceptable to the Holder, the fees and expenses of which shall be paid fifty percent (50%) by the Company and fifty percent (50%) by the Holder.

d) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. (a) Subject to the receipt (I) by the Company of a completed Notice of Exercise, the aggregate Exercise Price in cash in accordance with Section 3(b) (unless the Holder is exercising on a cashless basis in accordance with Section 3(c)), any supporting documents (including, without limitation, a stockholder representation letter) reasonably requested by the Company from the Holder in the event the transfer agent for the company, if any (the "Transfer Agent"), requires a letter of instruction or legal opinion to complete conversion, in whole or in part, of the Warrant and movement of any Warrant Shares, and the Warrant and/or any certificate or certificates representing this Warrant, and (II) by the Company or the Transfer Agent of any documents or paperwork required or requested by the Transfer Agent in connection with the exercise of the Warrant (including, without limitation, an instruction letter or letters prepared, executed and medallion-guaranteed by the Holder's brokers and/or custodians) and (b) assuming the Company has not objected to the Notice of Exercise in accordance with Section 3(a), evidence of the Warrant Shares purchased hereunder shall be transmitted by the Company or the Transfer Agent, as applicable, to the Holder by (x) crediting the account of the Holder's prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC"), for which the account number is specified in the Notice of Exercise, if the Company is then a participant in such system and this Warrant is being exercised via cashless exercise following the required holding period under Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144"), (y) by book-entry in the books and records of the Company, or (z) otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise, in the case of each of clause (x), (y) and (z) of this sentence, by the date that is three (3) Business Days after the delivery of the last of the items and payment of the aggregate Exercise Price set forth above (including by cashless exercise, if permitted) described in clause (a) of this sentence (such date, the "Warrant Share Delivery Date"). The then Exercisable Warrant Shares shall be deemed to have been issued, and Holder or any other person designated as the recipient thereof in the Notice of Exercise shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 3(d)(vi) prior to the issuance of such shares, having been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the evidence representing the issued Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant and, if such Warrants are certificated, a new certificate or certificates representing the new Warrant.

iii. [Intentionally omitted.]

iv. [Intentionally omitted.]

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of certificates for Exercisable Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder (in accordance with and subject to the provisions of Section 5), this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 4. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company (x) upon exercise of this Warrant or (y) pursuant to a stock option plan or any similar employee compensation plan that is approved by the Company's board of directors), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, , then in each such case the Exercise Price shall be

multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the effective date or payment date, as applicable, of such dividend, distribution, subdivision, or combination.

b) [Intentionally omitted.]

c) [Intentionally omitted.]

d) Fundamental Transaction. If a Fundamental Transaction occurs at any time while this Warrant is outstanding, then (i) all unvested Warrant Shares shall vest and become Exercisable Warrant Shares immediately prior to the consummation of the Fundamental Transaction (except in the case of a Fundamental Transaction that is described in clause (iii) of the definition thereof and that does not result in a change in control of the Company), and (ii) upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the consummation of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

For purposes hereof, "Fundamental Transaction" means the consummation of any transaction, or a series of related transactions, in which the Company, directly or indirectly, (i) consummates a stock sale to, or effects any merger, consolidation or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with, another Person or group of Persons, whereby, in the case of any transaction(s) under this clause (i), such other Person or group of Persons acquires more than 50% of the total voting power of the then outstanding shares of capital stock of the Company, (ii) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets or (iii) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, provided that in no event shall a Public Offering be deemed a Fundamental Transaction.

e) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock or capital stock of the Company, as applicable, deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock or, for purposes of the definition of "Fundamental Transaction", capital stock of the Company (excluding treasury shares, if any) outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever there occurs an event that would require adjustment of the Exercise Price pursuant to any provision of this Section 4, the Company shall promptly mail to the Holder a notice setting forth the then applicable Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares then issuable and setting forth a brief statement of the facts requiring such adjustment. For purposes hereof, a notice delivered within ten (10) calendar days of an event resulting in an adjustment shall be deemed to have been timely delivered.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address or facsimile number as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivering thereof shall not affect the validity of the corporate action required to be specified in such notice. If the Company is subject to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, at the time of any notice provided hereunder, to the extent that such notice constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall

simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 5. Transfer of Warrant.

a) Transferability. The Holder shall not, in whole or in part, directly or indirectly, transfer, assign, sell, gift-over, hedge, pledge, hypothecate or otherwise dispose of this Warrant and all rights hereunder, or, prior to the Company's first Public Offering, the Warrant Shares (a "Transfer"), unless (i) the Holder shall have received the prior written consent of the Company (such consent not to be unreasonably withheld) or (ii) the transferee is an Affiliate of Acacia Research Corporation ("Acacia") (i) which is Controlled by Acacia and (ii) at least a majority of the equity securities of which Acacia owns, directly or indirectly. The Holder further agrees not to make any disposition of all or any portion of the Warrant Shares unless and until (i) the transferee has agreed in writing for the benefit of the Company to make such representations and warranties as are reasonable and customary in a private placement of securities and the undertakings set out in Section 6(d) of the Secured Promissory Note, mutatis mutandis, and (ii) the Holder has (A) notified the Company of the proposed disposition, (B) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act. The Holder agrees not to make any disposition of any of the Warrant Shares to (I) any of the Company's competitors, as determined in good faith by the Company, or (II) without the prior consent of the board of directors of the Company (not to be unreasonably withheld), any Person or group of Persons who has filed a Schedule 13D or would, as a result of acquiring any Warrant Shares from the Holder, be required to file under Schedule 13D. Any Transfer of this Warrant or any Warrant Shares in violation of the terms and conditions of this Warrant, including the immediately preceding provisions of this Section 5(a), will be null and void *ab initio*. Subject to compliance with applicable federal and state security laws, any Transfer permitted under this Section 5(a) shall occur upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In connection with any such Transfer (if made other than pursuant to an effective registration statement under the Securities Act), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration of such transferred securities under the Securities Act. Upon (i) such surrender, (ii) if required, such payment, and (iii) if required, such opinion, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any Transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 6. Representations and Warranties of the Holder

a) Purchase for Own Account. This Warrant and the Warrant Shares will be acquired for investment for the Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act and the Holder has no present intention, and upon exercise or conversion will have no intention, of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. The Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Warrant Shares.

b) Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and the Warrant Shares. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and the Warrant Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

c) Investment Experience. The Holder understands that the purchase of this Warrant and the Warrant Shares involves substantial risk. The Holder acknowledges that the Holder can bear the economic risk of such Holder's investment in this Warrant and the Warrant Shares and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and the Warrant Shares.

d) Accredited Investor Status. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

e) The Securities Act. The Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. The Holder further understands that settlement of this Warrant is to be made in shares of Common Stock and, for the elimination of doubt, the fact that the shares of Common Stock delivered on exercise of this Warrant will not be registered under the Securities Act (as defined below) will not in any way require the Company to settle this Warrant otherwise than in shares of Common Stock, including, without limitation, that there is no circumstance that would require the Company to settle this Warrant in cash.

Section 7. Miscellaneous.

a) Legends. All certificates evidencing the Warrant Shares shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

b) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 3(d)(i).

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, the posting by the Holder of a bond in customary amount as the Company may reasonably require as indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Authorized Shares.

i. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Public Trading Market. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (A) not increase the par value of any Warrant Shares above the amount payable therefor upon exercise immediately prior to such exercise of which the Company has received a Notice of Exercise, (B) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (C) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

iii. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, in each case pursuant to Section 4, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All disputes concerning the construction, validity, enforcement and interpretation of this Warrant shall be resolved in accordance with Section 14 of the Secured Promissory Note, mutatis mutandis.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered pursuant to an effective registration statement and if the Holder does not utilize cashless exercise of this Warrant, will have restrictions upon resale imposed by state and federal securities laws and may have restrictions on resale in certain instances even if the Holder does utilize cashless exercise.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of any of the Transaction Agreements, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with Section 17 of the Secured Promissory Note, mutatis mutandis.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws and compliance with Section 5(a), this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holder. The Company may assign its rights and obligations under this Warrant without the written consent of the Holder or any holder of Warrant Shares to any purchaser of all or substantially all of the Company's assets or capital stock or another acquirer of the Company or its business through a Fundamental Transaction. The provisions of this Warrant are intended to be for the benefit of any permitted Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Company:

VERITONE, INC.

By:____________________________________
Name:
Title:

Holder:

ACACIA RESEARCH CORPORATION

By: ______________________________
Name:
Title:

NOTICE OF EXERCISE

TO: **VERITONE, INC.**

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 3(c) of this Warrant, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 3(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

The Warrant Shares shall be delivered (a) to the following DWAC Account Number, (b) by book-entry in the books and records of the Company, or (c) by physical delivery of a certificate to the following address:

____

____

____

Name of Investing Entity: **ACACIA RESEARCH CORPORATION**

Signature of Authorized Signatory of Investing Entity: _______________________________

Name of Authorized Signatory: _______________________________

Title of Authorized Signatory: _______________________________

Date: _______________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

VERITONE, INC.

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

____ whose address is

____.

____

Dated: ______________, _______

Holder's Signature: ____________________________

Holder's Address: ____________________________

____

Signature Guaranteed: ____

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B

FORM OF FIRST TRANCHE WARRANT B AND SECOND TRANCHE WARRANT

See attached.

FORM OF [FIRST TRANCHE WARRANT B][SECOND TRANCHE WARRANT]

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH MUST BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

VERITONE, INC.

Warrant Amount | Date of Issuance: [•], 20[•]

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Veritone, Inc., a Delaware corporation (the "Company"), hereby grants to Acacia Research Corporation, a Delaware corporation (the "Holder"), subject to the terms and conditions set forth herein, the right to purchase up to a number of shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") equal to the quotient that results from dividing the Warrant Amount by the then applicable Exercise Price (as defined in Section 3(b)) (the "Warrant Shares"). The "Warrant Amount" means Seven Hundred Thousand Dollars ($700,000), as adjusted from to time to time pursuant to the terms and conditions hereof. At the time of any exercise of this Warrant in accordance with Section 3(a) (each, an "Exercise"), the purchase price of one (1) share of Common Stock under this Warrant shall be equal to the then applicable Exercise Price.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain secured promissory note (the "Secured Promissory Note"), dated as of [•], 2016, by and among Acacia Research Corporation ("Acacia") and the Company.

Section 2. Term. The Holder is entitled, at any time on or after the date hereof and at or prior to the close of business on the fourth anniversary of the date hereof (the "Termination Date") but not thereafter, to subscribe for and purchase all or any portion of the Warrant Shares from the Company, upon the terms and subject to the conditions set forth herein. Notwithstanding anything to the contrary herein, upon an Uncured Material Breach of any of the Transaction Agreements by Acacia, this Warrant will be, at the Company's written election, null and void *ab initio.*

Section 3. Exercise.

a) Exercise of the purchase rights represented by this Warrant may be made in whole or in part, at any time or times on or after the date hereof and on or before the Termination Date, by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (a "Notice of Exercise"). Within three (3) Business Days following the date of Exercise as aforesaid, the Holder shall deliver to the Company (i) the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise, by wire transfer or cashier's check drawn on a United States bank, and (ii) this Warrant and/or any certificate or certificates representing this Warrant. Partial Exercises of this Warrant resulting in purchases of a portion of the Warrant Amount available at the time of such Exercise shall have the effect of lowering the Warrant Amount by such portion. The Holder and the Company shall maintain records showing the portions of the Warrant Amount purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be, if such Exercise occurs (i) after the Maturity Date, and a Next Equity Financing was not consummated, and the Company has not made an initial filing of a Registration Statement, at or prior to the Maturity Date, $4.85, (ii) if a Next Equity Financing was consummated at or prior to the Maturity Date, during the period beginning on the date of closing of such Next Equity Financing (or, if such Next Equity Financing occurred prior to the funding of the Second Tranche Loan under the Secured Promissory Note, the date hereof), and ending on (and including) the date on which the Company initially files a Registration Statement with the Securities and Exchange Commission for a Public Offering (such date, the "Filing Date"), the price per share of the Equity Securities issued in such Next Equity Financing, or (iii) at any other time, (x) $8.2394 (or, if such Exercise occurs following the conversion of the entire Convertible Amount (from inception of the Secured Promissory Note) into Conversion Shares, $8.1653), in each case subject to adjustment as provided in Section 4 (the "Exercise Price").

c) [Intentionally omitted.]

d) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. (a) Subject to the receipt (I) by the Company of a completed Notice of Exercise, the aggregate Exercise Price in cash in accordance with Section 3(b), any supporting documents (including, without limitation, a stockholder representation letter) reasonably requested by the Company from the Holder in the event the transfer agent for the company, if any (the "Transfer Agent"), requires a letter of instruction or legal opinion to complete conversion, in whole or in part, of the Warrant and movement of any Warrant Shares, and the Warrant and/or any certificate or certificates representing this Warrant, and (II) by the Company or the Transfer Agent of any documents or paperwork required or requested by the Transfer Agent in connection with the exercise of the Warrant (including, without limitation, an instruction letter or letters prepared, executed and medallion-guaranteed by the Holder's

brokers and/or custodians) and (b) assuming the Company has not objected to the Notice of Exercise in accordance with Section 3(a), evidence of the Warrant Shares purchased hereunder shall be transmitted by the Company or the Transfer Agent, as applicable, to the Holder by (x) by book-entry in the books and records of the Company, or (y) otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise, in the case of each of clause (x) and (y) of this sentence, by the date that is three (3) Business Days after the delivery of the last of the items and payment of the aggregate Exercise Price set forth above described in clause (a) of this sentence (such date, the "Warrant Share Delivery Date"). Such Warrant Shares shall be deemed to have been issued, and Holder or any other person designated as the recipient thereof in the Notice of Exercise shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the then applicable Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 3(d)(vi) prior to the issuance of such shares, having been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the evidence representing the issued Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Amount called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant and, if such Warrants are certificated, a new certificate or certificates representing the new Warrant.

iii. [Intentionally omitted.]

iv. [Intentionally omitted.]

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the then applicable Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder (in accordance with and subject to the provisions of Section 5), this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 4. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company (x) upon exercise of this Warrant or (y) pursuant to a stock option plan or any similar employee compensation plan that is approved by the Company's board of directors), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each such case, at the time of any Exercise, the then applicable Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the then applicable Warrant Amount shall remain unchanged. Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the effective date or payment date, as applicable, of such dividend, distribution, subdivision, or combination.

b) [Intentionally omitted.]

c) [Intentionally omitted.]

d) Fundamental Transaction. If a Fundamental Transaction occurs at any time while this Warrant is outstanding, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the consummation of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

For purposes hereof, "Fundamental Transaction" means the consummation of any transaction, or a series of related transactions, in which the Company, directly or indirectly, (i) consummates a stock sale to, or effects any merger, consolidation or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with, another Person or group of Persons, whereby, in the case of any transaction(s) under this clause (i), such other Person or group of Persons acquires more than 50% of the total voting power of the then outstanding shares of capital stock of the Company, (ii) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets or (iii) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, provided that in no event shall a Public Offering be deemed a Fundamental Transaction.

e) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock or capital stock of the Company, as applicable, deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock or, for purposes of the definition of "Fundamental Transaction", capital stock of the Company (excluding treasury shares, if any) outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever there occurs an event that would require adjustment of the Exercise Price pursuant to any provision of this Section 4, the Company shall promptly mail to the Holder a notice setting forth the then applicable Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares then issuable and setting forth a brief statement of the facts requiring such adjustment. For purposes hereof, a notice delivered within ten (10) calendar days of an event resulting in an adjustment shall be deemed to have been timely delivered.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address or facsimile number as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption,

rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivering thereof shall not affect the validity of the corporate action required to be specified in such notice. If the Company is subject to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, at the time of any notice provided hereunder, to the extent that such notice constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

iii. Notice of Filing Date. The Company shall provide Acacia with not less than fifteen (15) Business Days' advance notice of any Filing Date.

Section 5. Transfer of Warrant.

a) Transferability. The Holder shall not, in whole or in part, directly or indirectly, transfer, assign, sell, gift-over, hedge, pledge, hypothecate or otherwise dispose of this Warrant and all rights hereunder, or, prior to the Company's first Public Offering, the Warrant Shares (a "Transfer"), unless (i) the Holder shall have received the prior written consent of the Company (such consent not to be unreasonably withheld) or (ii) the transferee is an Affiliate of Acacia (i) which is Controlled by Acacia and (ii) at least a majority of the equity securities of which Acacia owns, directly or indirectly. The Holder further agrees not to make any disposition of all or any portion of the Warrant Shares unless and until (i) the transferee has agreed in writing for the benefit of the Company to make such representations and warranties as are reasonable and customary in a private placement of securities and the undertakings set out in Section 6(d) of the Secured Promissory Note, mutatis mutandis, and (ii) the Holder has (A) notified the Company of the proposed disposition, (B) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act. The Holder agrees not to make any disposition of any of the Warrant Shares to (I) any of the Company's competitors, as determined in good faith by the Company, or (II) without the prior consent of the board of directors of the Company (not to be unreasonably withheld), any Person or group of Persons who has filed a Schedule 13D or would, as a result of acquiring any Warrant Shares from the Holder, be required to file under Schedule 13D. Any Transfer of this Warrant or any Warrant Shares in violation of the terms and conditions of this Warrant, including the immediately preceding provisions of this Section 5(a), will be null and void *ab initio*. Subject to compliance with applicable federal and state security laws, any Transfer permitted under this Section 5(a) shall occur upon surrender of this Warrant at the principal office of the Company or

its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In connection with any such Transfer (if made other than pursuant to an effective registration statement under the Securities Act), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such Transfer does not require registration of such transferred securities under the Securities Act. Upon (i) such surrender, (ii) if required, such payment, and (iii) if required, such opinion, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any Transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 6. Representations and Warranties of the Holder

a) Purchase for Own Account. This Warrant and the Warrant Shares will be acquired for investment for the Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act and the Holder has no present intention, and upon exercise or conversion will have no intention, of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. The Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Warrant Shares.

b) Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and the Warrant Shares. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and

the Warrant Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

c) Investment Experience. The Holder understands that the purchase of this Warrant and the Warrant Shares involves substantial risk. The Holder acknowledges that the Holder can bear the economic risk of such Holder's investment in this Warrant and the Warrant Shares and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and the Warrant Shares.

d) Accredited Investor Status. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

e) The Securities Act. The Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. The Holder further understands that settlement of this Warrant is to be made in shares of Common Stock and, for the elimination of doubt, the fact that the shares of Common Stock delivered on exercise of this Warrant will not be registered under the Securities Act (as defined below) will not in any way require the Company to settle this Warrant otherwise than in shares of Common Stock, including, without limitation, that there is no circumstance that would require the Company to settle this Warrant in cash.

Section 7. [Intentionally omitted.]

Section 8. Miscellaneous.

a) Legends. All certificates evidencing the Warrant Shares shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO

THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

b) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 3(d)(i).

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, the posting by the Holder of a bond in customary amount as the Company may reasonably require as indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Authorized Shares.

i. The Company covenants that, to the extent reasonably practicable, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the applicable Public Trading Market. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (A) not increase the par value of any Warrant Shares above the amount payable therefor upon exercise immediately prior to such exercise of which the Company has received a Notice of Exercise, (B) take all such action as may be

necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (C) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

iii. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, in each case pursuant to Section 4, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All disputes concerning the construction, validity, enforcement and interpretation of this Warrant shall be resolved in accordance with Section 14 of the Secured Promissory Note, mutatis mutandis.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered pursuant to an effective registration statement, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of any of the Transaction Agreements, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with Section 17 of the Secured Promissory Note, mutatis mutandis.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant, and the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws and compliance with Section 5(a), this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holder. The Company may assign its rights and obligations under this Warrant without the written consent of the Holder or any holder of Warrant Shares to any purchaser of all or substantially all of the Company's assets or capital stock or another acquirer of the Company or its business through a Fundamental Transaction. The provisions of this Warrant are intended to be for the benefit of any permitted Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) Confidential Information. Acacia (which for purposes of this Section 8(o) will include any other permitted Holder hereof) agrees to keep confidential and not disclose, divulge or use for any purpose (other than to monitor its investment in the Company or to enforce its rights under any of the Transaction Agreements) any information obtained from the Company or any of its Subsidiaries (including notice of the Company's intention to file a registration statement) that the Company believes to be confidential information, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 8(o) by Acacia), (ii) is or has been independently developed or conceived by Acacia or any of its Subsidiaries without use of the Company's confidential information or (iii) has been made known or disclosed to Acacia by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided that Acacia may disclose confidential information (A) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company or to enforce its rights under any of the Transaction Agreements, (B) to any wholly owned Subsidiary of Acacia in the ordinary course of business; provided, that, with respect to the foregoing clauses (A) and (B), Acacia informs such Persons of the proprietary interest and nature of such confidential information and of the recipient's obligations, as applicable, to keep such information confidential, or (C) to the extent that disclosure of such confidential information is compelled by judicial or administrative process or by other requirements of applicable law, provided that, to the extent permitted by applicable law, Acacia promptly notifies the Company of any such request or requirement, discloses only that portion of the confidential information that its legal counsel advises in writing is required to be disclosed and reasonably cooperates with any efforts by the Company to obtain an appropriate protective order or confidential treatment of such confidential information that is or is proposed to be disclosed.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Company:

VERITONE, INC.

By:______________________________________

Name:

Title:

Holder:

ACACIA RESEARCH CORPORATION

By: ________________________________

Name:

Title:

NOTICE OF EXERCISE

TO: **VERITONE, INC.**

(1) The undersigned hereby elects to exercise $________ of the Warrant Amount for Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate exercise price in full in cash for such exercise, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

The Warrant Shares shall be delivered (a) by book-entry in the books and records of the Company, or (b) by physical delivery of a certificate to the following address:

____

____

____

Name of Investing Entity: **ACACIA RESEARCH CORPORATION**

Signature of Authorized Signatory of Investing Entity: ________________________________

Name of Authorized Signatory: ________________________________

Title of Authorized Signatory: ________________________________

Date: ________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

VERITONE, INC.

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

____ whose address is

____.

____

Dated: ______________, _______

Holder's Signature: ______________________________

Holder's Address: ______________________________

____

Signature Guaranteed: ____

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.